SEC File Nos.
2-14728
811-862

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 75  (X)
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 34   (X)

THE GROWTH FUND OF AMERICA, INC.
(Exact name of registrant as specified in charter)
P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120 (Address of principal executive offices) (Zip Code)
Registrant's Telephone Number, Including Area Code:  (415) 421-9360

Patrick F. Quan
Secretary
The Growth Fund of America, Inc.
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and address of agent for service)

Copy to:
Robert E. Carlson, Esq.
Paul, Hastings, Janofsky & Walker, LLP
555 South Flower Street
Los Angeles, California 90071

Approximate date of proposed public offering:
[X] It is proposed that this filing will become effective on May 15, 2002 pursuant to paragraph (b) of Rule 485.

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




The Growth Fundof America/(R)/

Retirement Plan Prospectus







TABLE OF CONTENTS
 1    Risk/Return Summary
 3    Fees and Expenses of the Fund
 4    Investment Objective, Strategies and Risks
 7    Management and Organization
 9    Purchase, Exchange and Sale of Shares
10    Sales Charges
11    Sales Charge Reductions
12    Individual Retirement Account (IRA) Rollovers
12    Plans of Distribution
13    Distributions and Taxes
14    Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

The fund is designed for investors seeking capital appreciation through stocks.
 Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Your investment in the fund is subject to risks, including the possibility that the value of the fund's investments may fluctuate in response to events specifically involving the companies in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1992   7.40%
1993  14.50
1994   0.02
1995  29.80
1996  14.84
1997  26.86
1998  31.78
1999  45.70
2000   7.49
2001 -12.28
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST                27.17%  (quarter ended December 31, 1998)
LOWEST                 -20.61%  (quarter ended September 30, 2001)


The year-to-date result was -1.27% for the three months ended March 31, 2002.

The Growth Fund of America / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                          ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
------------------------------------------------------------------------
 CLASS A - BEGAN 12/1/73  -17.31%     16.70%     14.78%       16.56%
 S&P 500/2/               -11.83%     10.69%     12.91%       13.14%
 Consumer Price Index/3/    1.55%      2.18%      2.51%        4.92%


1 The lifetime results are from December 1, 1973, when Capital Research and
 Management Company became investment adviser for the fund.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

                                        The Growth Fund of America / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    5.75%/1/     none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.31%   0.31%   0.31%   0.31%   0.31%    0.31%
 Distribution and/or Service
 (12b-1) Fees/2/               0.25%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.15%   0.21%   0.41%   0.27%   0.19%    0.14%
 Total Annual Fund Operating
 Expenses                      0.71%   1.52%   1.47%   1.08%   0.75%    0.45%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $643       $789         $947       $1,407
 R-1                      $155       $480         $829       $1,813
 R-2                      $150       $465         $803       $1,757
 R-3                      $110       $343         $595       $1,317
 R-4                      $ 77       $240         $417       $  930
 R-5                      $ 46       $144         $252       $  567



1 Reflects the maximum initial sales charge in the first year.

The Growth Fund of America / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to provide you with growth of capital. It invests primarily in common stocks.

The prices of securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent good long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

The fund may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and Canada, and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be subject to certain risks. For example, the prices of non-U.S. securities can decline in response to currency fluctuations or political, social and economic instability.

The fund may invest up to 10% of its assets in lower-quality debt securities (rated Ba and BB or below or unrated but determined to be of equivalent quality). The values of debt securities may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. For example, the values of debt securities decline when interest rates rise and increase when interest rates fall.

                                        The Growth Fund of America / Prospectus

Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity securities.

The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and with ongoing credit analysis of each issuer, as well as by monitoring economic and legislative developments.

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 12/1/73         -12.28%     18.09%     15.46%       16.81%
 Lipper Capital Appreciation     -15.92%      7.96%     10.42%       12.95%
 Fund Index/2/
 Lipper Growth Fund Index/3/     -17.98%      8.52%     10.78%       12.05%
 Lipper Multi-Cap Growth         -25.16%      8.13%     10.81%       13.10%
 Index/4/
 Lipper Multi-Cap Core Index/5/  -10.76%      9.32%     11.71%       12.49%


1 The lifetime results are from December 1, 1973, when Capital Research and
 Management Company became investment adviser for the fund.
2 The Lipper Capital Appreciation Fund Index is an equally weighted performance index that represents funds that aim for maximum capital appreciation. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.

3 The Lipper Growth Fund Index is an equally weighted performance index with 30 of the largest growth funds (representing about 50% of all growth fund assets). These funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged indexes. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
4 The Lipper Multi-Cap Growth Index is an equally weighted performance index that represents funds in a variety of market capitalization ranges. Multi-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
5 The Lipper Multi-Cap Core Index is an equally weighted performance index that represents funds which, by portfolio practice, invest in a variety of market capitalization ranges. Multi-cap core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio when compared to the U.S. diversified multi-cap equity funds universe. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.

The Growth Fund of America / Prospectus

 HOLDINGS BY INDUSTRY AS OF AUGUST 31, 2001
[pie chart]
Media 13.66%
Semiconductor Equipment & Products 11.43
Pharmaceuticals 7.04
Insurance 6.77
Software 4.16
Other Industries 40.29
Cash & Equivalents 16.65
[end chart]

 LARGEST EQUITY HOLDINGS AS OF AUGUST 31, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 Viacom                                              2.96%
-------------------------------------------------------------------
 AOL Time Warner                                     2.62
--------------------------------------------
 Lowe's Companies                                    2.59
-------------------------------------------------------------------
 Berkshire Hathaway                                  2.04
-------------------------------------------------------------------
 Texas Instruments                                   1.89
-------------------------------------------------------------------
 American International Group                        1.89
-------------------------------------------------------------------
 Clear Channel Communications                        1.87
-------------------------------------------------------------------
 Philip Morris Companies                             1.75
-------------------------------------------------------------------
 Forest Laboratories                                 1.59
-------------------------------------------------------------------
 Fannie Mae                                          1.43
-------------------------------------------------------------------





Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

                                        The Growth Fund of America / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Growth Fund of America are:

The Growth Fund of America / Prospectus

 PORTFOLIO COUNSELOR/ FUND       PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)         EXPERIENCE IN THIS FUND     (OR AFFILIATE) AND INVESTMENT EXPERIENCE
------------------------------------------------------------------------------------------------------------
 JAMES F. ROTHENBERG                  13 years             President and Director, Capital Research and
 Chairman of the Board           (plus 3 years prior       Management Company
                               experience as a research
                             professional for the fund)    Investment professional for 32 years, all with
                                                           Capital Research and Management Company or
                                                           affiliate
------------------------------------------------------------------------------------------------------------
 JAMES E. DRASDO                       16 years            Senior Vice President, Capital Research and
 President, Principal            (plus 9 years prior       Management Company
 Executive Officer and         experience as a research
 Director                     professional for the fund)   Investment professional for 30 years in total;25
                                                           years with Capital Research and Management
                                                           Company or affiliate
------------------------------------------------------------------------------------------------------------
 GORDON CRAWFORD                      11 years             Senior Vice President and Director, Capital
 Senior Vice President           (plus 16 years prior      Research and Management Company
                               experience as a research
                             professional for the fund)    Investment professional for 31 years, all with
                                                           Capital Research and Management Company or
                                                           affiliate
------------------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL                      8 years             Senior Vice President, Capital Research and
 Senior Vice President           (plus 6 years prior       Management Company
                               experience as a research
                             professional for the fund)    Investment professional for 16 years, all with
                                                           Capital Research and Management Company or
                                                           affiliate
------------------------------------------------------------------------------------------------------------
 MICHAEL T. KERR                       4 years             Senior Vice President, Capital Research Company
 Vice President                  (plus 4 years prior
                              experience as a research     Investment professional for 18 years in total;16
                             professional for the fund)    years with Capital Research and Management
                                                           Company or affiliate

------------------------------------------------------------------------------------------------------------
 R. MICHAEL SHANAHAN                  16 years             Chairman of the Board and Principal Executive
                                                           Officer, Capital Research and Management Company

                                                           Investment professional for 37 years, all with
                                                           Capital Research and Management Company or
                                                           affiliate

------------------------------------------------------------------------------------------------------------

                                        The Growth Fund of America / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

The Growth Fund of America / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

                                        The Growth Fund of America / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

The Growth Fund of America / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                        The Growth Fund of America / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

The Growth Fund of America / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares. A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP (except for the six months ended February 28, 2002), whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                                                 CLASS A
                              Six months
                                 ended
                             February 28,                 YEAR ENDED AUGUST 31
                               2002/1,2/     2001       2000       1999      1998        1997
 NET ASSET VALUE,             $ 23.20      $ 35.91    $ 26.20    $ 17.95   $ 20.14     $ 15.39
 BEGINNING OF YEAR
------------------------------------------------------------------------------------------------
 INCOME FROM
 INVESTMENT
 OPERATIONS:
 Net investment income            .02/3/       .15/3/     .18/3/     .07       .10         .13
 Net (losses) gains on
 securities (both
 realized and                    (.79)/3/    (8.62)/3/  12.77/3/   10.48      (.10)       5.59
 unrealized)
------------------------------------------------------------------------------------------------
 Total from investment           (.77)       (8.47)     12.95      10.55       .00        5.72
 operations
------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net             (.04)        (.15)      (.04 )     (.09)     (.13)       (.11)
 investment income)
 Distributions (from                -        (4.09)     (3.20 )    (2.21)    (2.06)       (.86)
 capital gains)
------------------------------------------------------------------------------------------------
 Total distributions             (.04)       (4.24)     (3.24 )    (2.30)    (2.19)       (.97)
------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END         $ 22.39      $ 23.20    $ 35.91    $ 26.20   $ 17.95     $ 20.14
 OF YEAR
------------------------------------------------------------------------------------------------
 TOTAL RETURN/4/                (3.31)%     (25.27)%    53.51 %    61.26%     (.24)%     38.54%
------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of           $35,485      $34,312    $40,671    $20,673   $11,798     $11,646
 year (in millions)
------------------------------------------------------------------------------------------------
 Ratio of expenses to             .75%/5/      .71%       .70 %      .70%      .70%        .72%
 average net assets
------------------------------------------------------------------------------------------------
 Ratio of net income              .18%/5/      .56%       .58 %      .28%      .48%        .73%
 to average net assets
 Portfolio turnover                14%          36%        47 %       46%       39%         34%
 rate


1 Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
2 Unaudited.
3 Based on average shares outstanding.
4 Total returns exclude all sales charges, including contingent deferred sales charges.
5 Annualized.

                                        The Growth Fund of America / Prospectus

 [logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER             American Funds Service Company
          SERVICES                    800/421-0180
          FOR RETIREMENT PLAN         Call your employer or plan
          SERVICES                    administrator
          FOR DEALER SERVICES         American Funds Distributors
                                      800/421-9900
                                      American FundsLine(R)
          FOR 24                      800/325-3590
          -HOUR INFORMATION           American FundsLine OnLine(R)
                                      www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at P.O. Box 7650, San Francisco, California 94120.




[LOGO - recycled bug]





Printed on recycled paper                   Investment Company File No. 811-862
RPGFA-010-0502/RRD
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management       Capital
International        Capital Guardian        Capital Bank and Trust


THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ PATRICK F. QUAN
    PATRICK F. QUAN
    SECRETARY

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




The Growth Fundof America/(R)/

Retirement Plan Prospectus







TABLE OF CONTENTS
 1    Risk/Return Summary
 3    Fees and Expenses of the Fund
 4    Investment Objective, Strategies and Risks
 7    Management and Organization
 9    Purchase, Exchange and Sale of Shares
10    Sales Charges
11    Sales Charge Reductions
12    Individual Retirement Account (IRA) Rollovers
12    Plans of Distribution
13    Distributions and Taxes
14    Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

The fund is designed for investors seeking capital appreciation through stocks.
 Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Your investment in the fund is subject to risks, including the possibility that the value of the fund's investments may fluctuate in response to events specifically involving the companies in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1992   7.40%
1993  14.50
1994   0.02
1995  29.80
1996  14.84
1997  26.86
1998  31.78
1999  45.70
2000   7.49
2001 -12.28
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST                27.17%  (quarter ended December 31, 1998)
LOWEST                 -20.61%  (quarter ended September 30, 2001)


The year-to-date result was -1.27% for the three months ended March 31, 2002.

The Growth Fund of America / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                          ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
------------------------------------------------------------------------
 CLASS A - BEGAN 12/1/73  -17.31%     16.70%     14.78%       16.56%
 S&P 500/2/               -11.83%     10.69%     12.91%       13.14%
 Consumer Price Index/3/    1.55%      2.18%      2.51%        4.92%


1 The lifetime results are from December 1, 1973, when Capital Research and
 Management Company became investment adviser for the fund.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

                                        The Growth Fund of America / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    5.75%/1/     none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.31%   0.31%   0.31%   0.31%   0.31%    0.31%
 Distribution and/or Service
 (12b-1) Fees/2/               0.25%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.15%   0.21%   0.41%   0.27%   0.19%    0.14%
 Total Annual Fund Operating
 Expenses                      0.71%   1.52%   1.47%   1.08%   0.75%    0.45%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $643       $789         $947       $1,407
 R-1                      $155       $480         $829       $1,813
 R-2                      $150       $465         $803       $1,757
 R-3                      $110       $343         $595       $1,317
 R-4                      $ 77       $240         $417       $  930
 R-5                      $ 46       $144         $252       $  567



1 Reflects the maximum initial sales charge in the first year.

The Growth Fund of America / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to provide you with growth of capital. It invests primarily in common stocks.

The prices of securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent good long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

The fund may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and Canada, and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be subject to certain risks. For example, the prices of non-U.S. securities can decline in response to currency fluctuations or political, social and economic instability.

The fund may invest up to 10% of its assets in lower-quality debt securities (rated Ba and BB or below or unrated but determined to be of equivalent quality). The values of debt securities may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. For example, the values of debt securities decline when interest rates rise and increase when interest rates fall.

                                        The Growth Fund of America / Prospectus

Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity securities.

The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and with ongoing credit analysis of each issuer, as well as by monitoring economic and legislative developments.

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 12/1/73         -12.28%     18.09%     15.46%       16.81%
 Lipper Capital Appreciation     -15.92%      7.96%     10.42%       12.95%
 Fund Index/2/
 Lipper Growth Fund Index/3/     -17.98%      8.52%     10.78%       12.05%
 Lipper Multi-Cap Growth         -25.16%      8.13%     10.81%       13.10%
 Index/4/
 Lipper Multi-Cap Core Index/5/  -10.76%      9.32%     11.71%       12.49%


1 The lifetime results are from December 1, 1973, when Capital Research and
 Management Company became investment adviser for the fund.
2 The Lipper Capital Appreciation Fund Index is an equally weighted performance index that represents funds that aim for maximum capital appreciation. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.

3 The Lipper Growth Fund Index is an equally weighted performance index with 30 of the largest growth funds (representing about 50% of all growth fund assets). These funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged indexes. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
4 The Lipper Multi-Cap Growth Index is an equally weighted performance index that represents funds in a variety of market capitalization ranges. Multi-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
5 The Lipper Multi-Cap Core Index is an equally weighted performance index that represents funds which, by portfolio practice, invest in a variety of market capitalization ranges. Multi-cap core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio when compared to the U.S. diversified multi-cap equity funds universe. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.

The Growth Fund of America / Prospectus

 HOLDINGS BY INDUSTRY AS OF AUGUST 31, 2001
[pie chart]
Media 13.66%
Semiconductor Equipment & Products 11.43
Pharmaceuticals 7.04
Insurance 6.77
Software 4.16
Other Industries 40.29
Cash & Equivalents 16.65
[end chart]

 LARGEST EQUITY HOLDINGS AS OF AUGUST 31, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 Viacom                                              2.96%
-------------------------------------------------------------------
 AOL Time Warner                                     2.62
--------------------------------------------
 Lowe's Companies                                    2.59
-------------------------------------------------------------------
 Berkshire Hathaway                                  2.04
-------------------------------------------------------------------
 Texas Instruments                                   1.89
-------------------------------------------------------------------
 American International Group                        1.89
-------------------------------------------------------------------
 Clear Channel Communications                        1.87
-------------------------------------------------------------------
 Philip Morris Companies                             1.75
-------------------------------------------------------------------
 Forest Laboratories                                 1.59
-------------------------------------------------------------------
 Fannie Mae                                          1.43
-------------------------------------------------------------------





Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

                                        The Growth Fund of America / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Growth Fund of America are:

The Growth Fund of America / Prospectus

 PORTFOLIO COUNSELOR/ FUND       PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)         EXPERIENCE IN THIS FUND     (OR AFFILIATE) AND INVESTMENT EXPERIENCE
------------------------------------------------------------------------------------------------------------
 JAMES F. ROTHENBERG                  13 years             President and Director, Capital Research and
 Chairman of the Board           (plus 3 years prior       Management Company
                               experience as a research
                             professional for the fund)    Investment professional for 32 years, all with
                                                           Capital Research and Management Company or
                                                           affiliate
------------------------------------------------------------------------------------------------------------
 JAMES E. DRASDO                       16 years            Senior Vice President, Capital Research and
 President, Principal            (plus 9 years prior       Management Company
 Executive Officer and         experience as a research
 Director                     professional for the fund)   Investment professional for 30 years in total;25
                                                           years with Capital Research and Management
                                                           Company or affiliate
------------------------------------------------------------------------------------------------------------
 GORDON CRAWFORD                      11 years             Senior Vice President and Director, Capital
 Senior Vice President           (plus 16 years prior      Research and Management Company
                               experience as a research
                             professional for the fund)    Investment professional for 31 years, all with
                                                           Capital Research and Management Company or
                                                           affiliate
------------------------------------------------------------------------------------------------------------
 DONALD D. O'NEAL                      8 years             Senior Vice President, Capital Research and
 Senior Vice President           (plus 6 years prior       Management Company
                               experience as a research
                             professional for the fund)    Investment professional for 16 years, all with
                                                           Capital Research and Management Company or
                                                           affiliate
------------------------------------------------------------------------------------------------------------
 MICHAEL T. KERR                       4 years             Senior Vice President, Capital Research Company
 Vice President                  (plus 4 years prior
                              experience as a research     Investment professional for 18 years in total;16
                             professional for the fund)    years with Capital Research and Management
                                                           Company or affiliate

------------------------------------------------------------------------------------------------------------
 R. MICHAEL SHANAHAN                  16 years             Chairman of the Board and Principal Executive
                                                           Officer, Capital Research and Management Company

                                                           Investment professional for 37 years, all with
                                                           Capital Research and Management Company or
                                                           affiliate

------------------------------------------------------------------------------------------------------------

                                        The Growth Fund of America / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

The Growth Fund of America / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

                                        The Growth Fund of America / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

The Growth Fund of America / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                        The Growth Fund of America / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

The Growth Fund of America / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares. A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP (except for the six months ended February 28, 2002), whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                                                 CLASS A
                              Six months
                                 ended
                             February 28,                 YEAR ENDED AUGUST 31
                               2002/1,2/     2001       2000       1999      1998        1997
 NET ASSET VALUE,             $ 23.20      $ 35.91    $ 26.20    $ 17.95   $ 20.14     $ 15.39
 BEGINNING OF YEAR
------------------------------------------------------------------------------------------------
 INCOME FROM
 INVESTMENT
 OPERATIONS:
 Net investment income            .02/3/       .15/3/     .18/3/     .07       .10         .13
 Net (losses) gains on
 securities (both
 realized and                    (.79)/3/    (8.62)/3/  12.77/3/   10.48      (.10)       5.59
 unrealized)
------------------------------------------------------------------------------------------------
 Total from investment           (.77)       (8.47)     12.95      10.55       .00        5.72
 operations
------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net             (.04)        (.15)      (.04 )     (.09)     (.13)       (.11)
 investment income)
 Distributions (from                -        (4.09)     (3.20 )    (2.21)    (2.06)       (.86)
 capital gains)
------------------------------------------------------------------------------------------------
 Total distributions             (.04)       (4.24)     (3.24 )    (2.30)    (2.19)       (.97)
------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END         $ 22.39      $ 23.20    $ 35.91    $ 26.20   $ 17.95     $ 20.14
 OF YEAR
------------------------------------------------------------------------------------------------
 TOTAL RETURN/4/                (3.31)%     (25.27)%    53.51 %    61.26%     (.24)%     38.54%
------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of           $35,485      $34,312    $40,671    $20,673   $11,798     $11,646
 year (in millions)
------------------------------------------------------------------------------------------------
 Ratio of expenses to             .75%/5/      .71%       .70 %      .70%      .70%        .72%
 average net assets
------------------------------------------------------------------------------------------------
 Ratio of net income              .18%/5/      .56%       .58 %      .28%      .48%        .73%
 to average net assets
 Portfolio turnover                14%          36%        47 %       46%       39%         34%
 rate


1 Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
2 Unaudited.
3 Based on average shares outstanding.
4 Total returns exclude all sales charges, including contingent deferred sales charges.
5 Annualized.

                                        The Growth Fund of America / Prospectus

 [logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER             American Funds Service Company
          SERVICES                    800/421-0180
          FOR RETIREMENT PLAN         Call your employer or plan
          SERVICES                    administrator
          FOR DEALER SERVICES         American Funds Distributors
                                      800/421-9900
                                      American FundsLine(R)
          FOR 24                      800/325-3590
          -HOUR INFORMATION           American FundsLine OnLine(R)
                                      www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at P.O. Box 7650, San Francisco, California 94120.




[LOGO - recycled bug]





Printed on recycled paper                   Investment Company File No. 811-862
RPGFA-010-0502/RRD
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management       Capital
International        Capital Guardian        Capital Bank and Trust

                        THE GROWTH FUND OF AMERICA, INC.

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                  May 15, 2002


This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of The Growth Fund of America, Inc. (the "fund" or "GFA") dated May 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        The Growth Fund of America, Inc.
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                        San Francisco, California 94105
                                 (415) 421-9360

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        6
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        8
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       20
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       24
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       28
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       30
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       31
Shareholder Account Services and Privileges . . . . . . . . . . . .       32
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       32
General Information . . . . . . . . . . . . . . . . . . . . . . . .       33
Class A Share Investment Results and Related Statistics . . . . . .       34
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36
Financial Statements




                      The Growth Fund of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


OBJECTIVE

..    The fund will invest at least 65% of its assets in securities of companies that appear to offer superior opportunities for growth of capital.

DEBT SECURITIES

..    The fund may invest up to 10% of its assets in straight debt securities rated Ba or below by Moody's Investors Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and Canada and not included in the S&P 500 Composite Index.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


                      The Growth Fund of America - Page 2

DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


                      The Growth Fund of America - Page 3

INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities


                      The Growth Fund of America - Page 4
beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


There is no current intent to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short--


                      The Growth Fund of America - Page 5
term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


1. Purchase the securities of any issuer, except the U.S. government or any subdivision thereof, if upon such purchase more than 5% of the value of its total assets would consist of securities of such issuer.

2. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry.

3. Purchase more than 10% of the voting or non-voting securities of any one issuer.

4. Invest more than 15% of the value of its assets in securities that are illiquid.

5.   Purchase securities on margin.

6. Purchase or sell any real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. Make loans to anyone (the purchase of a portion of an issue of bonds, debentures or other securities, whether or not on the original issue of such securities, is not to be considered the making of a loan).

8. Borrow more than an amount equal to 5% of the value of its total assets, determined immediately after the time of the borrowing, and then only from banks, as a temporary measure for extraordinary or emergency purposes.


                      The Growth Fund of America - Page 6

9. Invest in the securities of any issuer for the purpose of exercising control or management.

10.  Deal in commodities or commodity contracts.

11.  Act as underwriter of securities issued by other persons.

For purposes of Investment Restriction #4, the fund will not invest more than 15% of its net assets in illiquid securities. Furthermore, Investment Restriction #10 does not prevent the fund from engaging in transactions involving forward currency contracts.


NON-FUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval.


1. The fund does not currently intend to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2. The fund may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.


                      The Growth Fund of America - Page 7

                             MANAGEMENT OF THE FUND

 BOARD OF DIRECTORS AND OFFICERS

                                   YEAR FIRST                                       NUMBER OF BOARDS
                      POSITION       ELECTED                                         WITHIN THE FUND
                      WITH THE     A DIRECTOR     PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2 /ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE        FUND     OF THE FUND/1/            PAST 5 YEARS              DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Guilford C.           Director   1998            Emeritus Professor of Finance,            2            PIMCO Funds
 Babcock                                          Marshall School of Business,
 Age: 71                                          University of Southern
                                                  California
-----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Fox         Director   1970            Managing General Partner, Fox             7            Crompton Corporation
 Age: 65                                          Investments LP; Professor and
                                                  Executive in Residence,
                                                  University of California,
                                                  Davis; former President and
                                                  Chief Executive Officer,
                                                  Foster Farms
-----------------------------------------------------------------------------------------------------------------------------------
 Leonade D. Jones      Director   1993            Co-Founder, VentureThink LLC              6            None
 Age: 54                                          and Versura Inc.; former
                                                  Treasurer, The Washington Post
                                                  Company
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald      Director   1976            The IBJ Professor of Finance,             8            Plum Creek Timber Co.;
 Age: 64                                          Graduate School of Business,                           Scholastic Corporation;
                                                  Stanford University                                    iStar Financial, Inc.;
                                                                                                         Varian, Inc.; Capstone
                                                                                                         Turbine Corp.
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale         Director   1998            President, The Lovejoy                    5            None
 Age: 67                                          Consulting Group, Inc. (a
                                                  pro-bono consulting group
                                                  advising non-profit
                                                  organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Henry E. Riggs        Director   1989            President, Keck Graduate                  4            None
 Age: 67                                          Institute of Applied Life
                                                  Sciences; former President and
                                                  Professor of Engineering,
                                                  Harvey Mudd College
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf     Director   1985            Private investor; corporate               6            Crompton Corporation;
 Age: 67                                          director; lecturer, Department                         First Energy Corporation;
                                                  of Molecular Biology,                                  National Life Holding Co.
                                                  Princeton University
-----------------------------------------------------------------------------------------------------------------------------------




                      The Growth Fund of America - Page 8

                                                     PRINCIPAL OCCUPATION(S) DURING
                                      YEAR FIRST            PAST 5 YEARS AND           NUMBER OF BOARDS
                                       ELECTED               POSITIONS HELD             WITHIN THE FUND
                        POSITION      A DIRECTOR        WITH AFFILIATED ENTITIES      COMPLEX/2/ ON WHICH   OTHER DIRECTORSHIPS/3/
                        WITH THE    AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER         DIRECTOR                  HELD
    NAME AND AGE          FUND      OF THE FUND/1/            OF THE FUND                   SERVES               BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
-----------------------------------------------------------------------------------------------------------------------------------
 James E. Drasdo       President,    1992            Senior Vice President, Capital            2            None
 Age: 57               PEO and                       Research and Management
                       Director                      Company; Director, The Capital
                                                     Group Companies, Inc.;*
                                                     Director, Capital Research
                                                     Company*
-----------------------------------------------------------------------------------------------------------------------------------
 James F.              Chairman      1997            President and Director,                   4            None
 Rothenberg            of the                        Capital Research and
 Age: 55               Board                         Management Company; Director,
                                                     American Funds Distributors,
                                                     Inc.*; Director, American
                                                     Funds Service Company*;
                                                     Director, The Capital Group
                                                     Companies, Inc.*; Director,
                                                     Capital Guardian Trust
                                                     Company*; Director, Capital
                                                     Group Research, Inc.*;
                                                     Director, Capital Management
                                                     Services, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------




                      The Growth Fund of America - Page 9

                                                                                  PRINCIPAL OCCUPATION(S) DURING
                            POSITION          YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                            WITH THE              AN OFFICER                         WITH AFFILIATED ENTITIES
   NAME AND AGE               FUND              OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
---------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
---------------------------------------------------------------------------------------------------------------------------------
 Gordon Crawford      Senior Vice President          1992          Senior Vice President and Director, Capital Research and
 Age: 55                                                           Management Company; Chairman of the Board, The Capital Group
                                                                   Companies, Inc.*; Senior Vice President and Director, Capital
                                                                   Management Services, Inc.*
---------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Senior Vice President          1994          Executive Vice President and Director, Capital Research and
 Jr.                                                               Management Company; Director, American Funds Distributors,
 Age: 53                                                           Inc.*; Director, The Capital Group Companies, Inc.*
---------------------------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal     Senior Vice President          1995          Senior Vice President, Capital Research and Management
 Age: 41                                                           Company
---------------------------------------------------------------------------------------------------------------------------------
 Richard M.              Vice President              1992          Director, Capital Research and Management Company; Senior
 Beleson                                                           Vice President, Capital Research Company*
 Age: 48
---------------------------------------------------------------------------------------------------------------------------------
 Michael T. Kerr         Vice President              1998          Senior Vice President, Capital Research Company*
 Age: 42
---------------------------------------------------------------------------------------------------------------------------------
 Bradley J. Vogt         Vice President              1999          Executive Vice President and Research Director, Capital
 Age: 37                                                           Research Company*
---------------------------------------------------------------------------------------------------------------------------------
 Patrick F. Quan            Secretary             1986 - 1998      Vice President - Fund Business Management Group, Capital
 Age: 43                                             2000          Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson          Treasurer                1998          Vice President - Fund Business Management Group, Capital
 Age: 33                                                           Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------
 David A.              Assistant Treasurer           1999          Vice President - Fund Business Management Group, Capital
 Pritchett                                                         Research and Management Company
 Age: 35
---------------------------------------------------------------------------------------------------------------------------------






* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.


                      The Growth Fund of America - Page 10

2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed, except Messrs. Beleson and Vogt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                      The Growth Fund of America - Page 11

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Guilford C. Babcock            Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Robert A. Fox                Over $100,000                Over $100,000
-------------------------------------------------------------------------------
 Leonade D. Jones             $10,001 - $50,000            Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald               Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale                  Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Henry E. Riggs                 Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Patricia K. Woolf            Over $100,000                Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 James E. Drasdo                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 James F. Rothenberg            Over $100,000              Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $18,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors. In lieu of meeting attendance fees, members of the Proxy Committee receive an annual retainer fee of $4,500 from the fund if they serve as a member of four proxy committees, or $6,250 if they serve as a member of two proxy committees, meeting jointly.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.


                      The Growth Fund of America - Page 12

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Guilford C. Babcock            $24,500                           $ 45,500
------------------------------------------------------------------------------------------
 Robert A. Fox                  $24,500/3/                        $154,500/3/
------------------------------------------------------------------------------------------
 Leonade D. Jones               $25,000/3/                        $143,500/3/
------------------------------------------------------------------------------------------
 John G. McDonald               $29,000/3/                        $256,500/3/
------------------------------------------------------------------------------------------
 Gail L. Neale                  $29,250                           $ 93,500
------------------------------------------------------------------------------------------
 Henry E. Riggs                 $27,000/3/                        $100,000/3/
------------------------------------------------------------------------------------------
 Patricia K. Woolf              $27,500                           $141,000
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: Robert A. Fox ($279,612), Leonade D. Jones ($91,297), John G. McDonald ($204,479) and Henry
  E. Riggs ($277,238). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of April 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1958 and reorganized as a Maryland corporation on September 22, 1983.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class.


                      The Growth Fund of America - Page 13

Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Guilford C. Babcock, Robert A. Fox, Leonade D. Jones and John G. McDonald, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. There were two Audit Committee meetings held during the 2001 fiscal year.


The fund has a Contracts Committee comprised of Guilford C. Babcock, Robert A. Fox, Leonade D. Jones, John G. McDonald, Gail L. Neale, Henry E. Riggs and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2001 fiscal year.


The fund has a Nominating Committee comprised of Guilford C. Babcock, Robert A. Fox, Leonade D. Jones, Gail L. Neale and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There was one Nominating Committee meeting during the 2001 fiscal year.


The fund has a Proxy Committee comprised of Robert A. Fox, John G. McDonald, Gail L. Neale, Henry E. Riggs and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio,


                      The Growth Fund of America - Page 14
making determinations with regard to certain contested proxy voting issues, and discussing related current issues. There were four Proxy Committee meetings during the 2001 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until August 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


In reviewing the quality of the services provided to the fund, the Committee noted, among other things, that while the fund's net asset value had declined during the first quarter of 2001 and the fund's results for 2000 were favorable in relation to certain peer groups but not others, the fund's results did compare favorably to all relevant peer groups for the five and ten-year periods ended March 31, 2001. The Committee also considered the overall high quality and depth of the Investment Adviser's organization in general and of the individuals providing portfolio research and management services to the fund, the Investment Adviser's continuing development of its


                      The Growth Fund of America - Page 15
information technology and systems, and the Investment Adviser's commitment to attracting, developing and retaining quality personnel.


In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that the fund's advisory fees as a percentage of its average net assets had declined consistently since 1991, and that such fees for 2000 compared favorably to the fund's peer group. The Committee observed that the fund's total expenses for 2000 (as a percentage of average net assets) compared favorably to the relevant peer group. The Committee also considered steps taken in recent years by the Investment Adviser to help control the fund's transfer agency expenses.


Based on their review, the Committee and the Board concluded that the advisory fees and expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The Agreement provides for monthly fees, accrued daily, based on the following rates and net asset levels:


                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.500%               $             0            $ 1,000,000,000
------------------------------------------------------------------------------
         0.400                  1,000,000,000              2,000,000,000
------------------------------------------------------------------------------
         0.370                  2,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.350                  3,000,000,000              5,000,000,000
------------------------------------------------------------------------------
         0.330                  5,000,000,000              8,000,000,000
------------------------------------------------------------------------------
         0.315                  8,000,000,000             13,000,000,000
------------------------------------------------------------------------------
         0.300                 13,000,000,000             21,000,000,000
------------------------------------------------------------------------------
         0.290                 21,000,000,000             27,000,000,000
------------------------------------------------------------------------------
         0.285                 27,000,000,000             34,000,000,000
------------------------------------------------------------------------------
         0.281                 34,000,000,000             44,000,000,000
------------------------------------------------------------------------------
         0.278                 44,000,000,000             55,000,000,000
------------------------------------------------------------------------------
         0.276                 55,000,000,000
------------------------------------------------------------------------------



                      The Growth Fund of America - Page 16

The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000 and 1999, the Investment Adviser received from the fund advisory fees of $117,924,000, $97,125,000 and $57,694,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until August 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the


                      The Growth Fund of America - Page 17
annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR

                                              FISCAL YEAR          REVENUE          COMPENSATION
--------------------------------------------------------------
                                                              OR FEES RETAINED       TO DEALERS
                                                              --------------------------------------
                 CLASS A                         2001            $28,667,000        $140,444,000
                                                 2000             23,877,000         115,665,000
                                                 1999             11,334,000          55,805,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares; (ii) for Class R-1 shares,


                      The Growth Fund of America - Page 18

1.00% of its average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of its average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of its average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of August 31, 2001, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled $5,630,000.


For Class R-1 shares (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $92,191,000                $17,211,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently,


                      The Growth Fund of America - Page 19
these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


                      The Growth Fund of America - Page 20

The following information may or may not apply to you depending on whether you hold fund shares in a non-taxable account, such as a qualified retirement plan.
 Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


                      The Growth Fund of America - Page 21

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to


                      The Growth Fund of America - Page 22
     shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with


                      The Growth Fund of America - Page 23
required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. This minimum does not apply to clients of the Personal Investment Management division of Capital Guardian Trust Company. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust


                      The Growth Fund of America - Page 24

Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


Proceeds from a redemption or a dividend or capital gain distribution may be reinvested without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                      The Growth Fund of America - Page 25

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                           DEALER
                                                                                         COMMISSION
                                                                     SALES CHARGE AS         AS
                                                                   PERCENTAGE OF THE:    PERCENTAGE
                                                                   ------------------      OF THE

AMOUNT OF PURCHASE                                                             OFFERIN
AT THE OFFERING PRICE                                              NET AMOUNT     G       OFFERING
                                                                   -INVESTED-   PRICE      PRICE
                                                                    --------    -----      -----
-------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%      5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00       4.25
$50,000 but less than $100,000. .                                    4.71       4.50       3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75       3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50       2.75
$250,000 but less than $500,000 .                                    2.56       2.50       2.00
$500,000 but less than $750,000 .                                    2.04       2.00       1.60
$750,000 but less than $1 million                                    1.52       1.50       1.20
$1 million or more. . . . . . . .                                    none       none       none
----------------------------------------------------------------------------



                      The Growth Fund of America - Page 26

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and


                      The Growth Fund of America - Page 27

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.


                      The Growth Fund of America - Page 28

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:


                      The Growth Fund of America - Page 29

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


                      The Growth Fund of America - Page 30

Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.


                      The Growth Fund of America - Page 31

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


                      The Growth Fund of America - Page 32

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the


                      The Growth Fund of America - Page 33

Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Banc of America Securities LLC and JPMorgan Chase were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of Banc of America Securities LLC in the amount of $153,750,000 and short-term notes of JPMorgan Chase in the amount of $49,798,000 as of the close of its most recent fiscal year.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2001, 2000 and 1999, amounted to $41,952,000, $25,521,000 and $17,275,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $42,445,000 for Class A shares for the 2001 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive


                      The Growth Fund of America - Page 34
additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - (i) The unaudited financial statements including the investment portfolio for the six months ended February 28, 2002 and (ii) the financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report for the fiscal year ended August 31, 2001 are included in this Statement of Additional Information. The following information is not included:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- FEBRUARY 28, 2002

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $22.39
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $23.76


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 0.04% based on a 30-day (or one month) period ended February 28, 2002, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months


                      The Growth Fund of America - Page 35
by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended February 28, 2002 were -16.57%, 14.48% and 13.85%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended February 28, 2002 were -11.47%, 15.84% and 14.53%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                      The Growth Fund of America - Page 36

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                      The Growth Fund of America - Page 37

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic


                      The Growth Fund of America - Page 38
conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                      The Growth Fund of America - Page 39

The Growth Fund of America
Investment Portfolio
February 28, 2002


[pie chart]
Largest Industry Holdings
MEDIA                                                             11.49%
SEMICONDUCTOR EQUIPMENT & PRODUCTS                                10.59%
PHARMACEUTICALS                                                    9.12%
INSURANCE                                                          7.26%
SPECIALTY RETAIL                                                   5.02%
OTHER INDUSTRIES                                                  41.21%
[end chart]




                                                              Percent of
Largest Equity Holdings                                       Net Assets
Viacom                                                             3.09%
Lowe's Companies                                                     2.91
Eli Lilly                                                            2.24
American International Group                                         2.02
Berkshire Hathaway                                                   2.01
AOL Time Warner                                                      2.00
Philip Morris                                                        1.99
Forest Laboratories                                                  1.71
Texas Instruments                                                    1.68
Clear Channel Communications                                         1.65

The Growth Fund of America, Inc.
Investment portfolio, February 28, 2002                                                         Unaudited




                                                                                   Shares    Market value
Equity securities (common and preferred stocks)                                                     (000)

MEDIA  -  11.49%
Viacom Inc., Class B, nonvoting /1/                                             24,418,000     $ 1,136,658
Viacom Inc., Class A  /1/                                                        1,879,400          87,749
AOL Time Warner Inc.  /1/                                                       31,981,000         793,129
Clear Channel Communications, Inc.  /1/                                         13,981,192         651,803
Comcast Corp., Class A, nonvoting  /1/                                          11,800,000         399,666
USA Networks, Inc.  /1/                                                         12,250,000         362,110
News Corp. Ltd. (ADR) (Australia)                                                6,650,000         170,107
News Corp. Ltd., preferred (ADR)                                                 6,755,399         146,862
Cablevision Systems Corp. - New York Group,                                      6,590,000         236,581
 Class A  /1/
Cablevision Systems Corp. - Rainbow Media Group,                                   100,000           2,530
 Class A  /1/
Adelphia Communications Corp., Class A  /1/                                      9,177,100         201,437
Fox Entertainment Group, Inc., Class A  /1/                                      8,720,000         194,456
TMP Worldwide Inc.  /1/                                                          4,300,000         120,056
Univision Communications Inc., Class A  /1/                                        450,000          18,558
Liberty Media Corp., Class A  /1/                                                1,000,000          12,800
Telewest Communications PLC (United Kingdom) /1/                                50,000,000          12,554
United Pan-Europe Communications NV (Netherlands) /1/                            7,475,000           1,750


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  10.59%
Texas Instruments Inc.                                                          22,652,800         664,860
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) /1/                       239,159,000         560,155
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) /1/                              750,000          12,187
Applied Materials, Inc.  /1/                                                    10,200,000         443,394
KLA-Tencor Corp.  /1/                                                            7,100,000         411,161
Xilinx, Inc.  /1/                                                                8,550,000         307,116
Linear Technology Corp.                                                          6,050,000         222,821
Maxim Integrated Products, Inc.  /1/                                             4,850,000         221,936
Micron Technology, Inc.  /1/                                                     6,260,000         201,259
Analog Devices, Inc.  /1/                                                        5,316,666         197,833
Altera Corp.  /1/                                                                9,550,000         182,118
Cypress Semiconductor Corp.  /1//2/                                              6,150,000         122,078
LSI Logic Corp.  /1/                                                             7,000,000         104,930
Microchip Technology Inc.  /1/                                                   3,000,000         102,540
Applied Micro Circuits Corp.  /1/                                               12,071,000          92,826
Agere Systems Inc., Class A  /1/                                                22,166,247          88,665
PMC-Sierra, Inc.  /1/                                                            5,300,000          77,433
National Semiconductor Corp.  /1/                                                2,800,000          70,420
Teradyne, Inc. /1/                                                               1,300,000          43,563
Conexant Systems, Inc.  /1/                                                      2,500,000          25,600
Broadcom Corp., Class A  /1/                                                       750,000          22,987
ON Semiconductor Corp.  /1/                                                      6,175,000          17,599


PHARMACEUTICALS  -  9.12%
Eli Lilly and Co.                                                               11,705,000         886,420
Forest Laboratories, Inc.  /1/                                                   8,490,600         675,172
AstraZeneca PLC, (Sweden)                                                        6,740,000         343,572
AstraZeneca PLC (United Kingdom)                                                 3,250,000         164,393
AstraZeneca PLC (ADR)                                                            2,180,000         111,136
Pfizer Inc                                                                       6,500,000         266,240
Novartis AG (Switzerland)                                                        5,134,000         195,476
Novartis AG (ADR)                                                                1,153,643          43,792
Pharmacia Corp.                                                                  5,758,643         236,392
Johnson & Johnson                                                                3,800,000         231,420
American Home Products Corp.                                                     2,325,000         147,754
Elan Corp., PLC (ADR) (Ireland) /1/                                              7,551,300         106,473
Andrx Corp. - Andrx Group  /1/                                                   2,720,000          90,984
King Pharmaceuticals, Inc.  /1/                                                  2,000,000          62,120
Scios Inc.  /1/                                                                  1,200,000          23,988
Shire Pharmaceuticals Group PLC (ADR) (United                                      515,000          12,247
 Kingdom) /1/
Guilford Pharmaceuticals, Inc.  /1/                                                900,000           7,650
IVAX Corp.  /1/                                                                    265,000           4,505


INSURANCE  -  7.26%
American International Group, Inc.                                              10,800,000         798,876
Berkshire Hathaway Inc., Class A  /1/                                               10,900         795,700
XL Capital Ltd., Class A                                                         4,240,000         403,902
Progressive Corp.                                                                2,035,000         317,053
Marsh & McLennan Companies, Inc.                                                 1,681,100         177,440
Manulife Financial Corp. (Canada)                                                6,500,000         168,610
Aon Corp.                                                                        3,641,900         126,119
Protective Life Corp.                                                            1,500,000          46,590
MGIC Investment Corp.                                                              600,000          40,272


SPECIALTY RETAIL  -  5.02%
Lowe's Companies, Inc.                                                          25,433,200       1,150,852
Office Depot, Inc.  /1/                                                         12,306,900         233,954
Limited Inc.                                                                    11,716,000         211,005
Staples, Inc.  /1/                                                               9,100,000         178,997
Michaels Stores, Inc.  /1/                                                       3,200,000          95,360
United Rentals, Inc.  /1/                                                        3,000,000          72,990
Circuit City Stores, Inc. - Circuit City Group                                   2,500,000          44,700


SOFTWARE  -  3.33%
Microsoft Corp.  /1/                                                             7,450,000         434,633
Cadence Design Systems, Inc.  /1/ /2/                                           12,400,000         262,260
PeopleSoft, Inc.  /1/                                                            5,900,000         171,513
Synopsys, Inc.  /1/                                                              2,800,000         131,880
Oracle Corp.  /1/                                                                4,050,000          67,311
Intuit Inc.  /1/                                                                 1,650,000          62,518
National Instruments Corp.  /1/                                                  1,500,000          54,885
Autodesk, Inc.                                                                     901,000          39,797
Macromedia, Inc.  /1/                                                            1,700,000          29,750
BEA Systems, Inc.  /1/                                                           2,050,000          26,055
i2 Technologies, Inc.  /1/                                                       4,100,000          22,345
VERITAS Software Corp.  /1/                                                        300,000          10,647
BMC Software, Inc.  /1/                                                            300,000           4,815


OIL & GAS  -  2.79%
EOG Resources, Inc.                                                              5,200,000         182,988
LUKoil Holding (ADR) (Russia)                                                    3,750,000         181,875
Norsk Hydro AS (ADR) (Norway)                                                    3,036,000         130,548
Ocean Energy, Inc.                                                               7,140,800         130,320
Suncor Energy Inc. (Canada)                                                      3,831,653         127,626
Shell Canada Ltd. (Canada)                                                       2,518,500          77,702
Pogo Producing Co.                                                               2,644,400          71,399
Imperial Oil Ltd. (Canada)                                                       2,500,000          70,587
Enterprise Oil PLC (United Kingdom)                                              6,953,573          60,982
Murphy Oil Corp.                                                                   439,000          37,833
Petro-Canada (Canada)                                                              980,700          23,063
Devon Energy Corp.                                                                 210,200           9,182


DIVERSIFIED FINANCIALS  -  2.53%
Fannie Mae                                                                       6,823,200         533,915
Capital One Financial Corp.                                                      4,250,000         209,397
USA Education Inc.                                                               1,500,000         139,125
Household International, Inc.                                                    2,300,000         118,450


COMMERCIAL SERVICES & SUPPLIES  -  2.48%
Sabre Holdings Corp., Class A  /1/                                               5,262,811         231,616
Paychex, Inc.                                                                    4,725,000         174,589
Robert Half International Inc.  /1/                                              4,610,000         119,906
Allied Waste Industries, Inc.  /1/                                               7,986,900         104,229
Ceridian Corp.  /1/                                                              4,740,900          88,181
Waste Management, Inc.                                                           2,485,100          65,383
Avery Dennison Corp.                                                             1,000,000          64,000
Cendant Corp.  /1/                                                               2,000,000          34,820
MPS Group, Inc. (formerly Modis Professional                                     4,850,000          31,962
 Services, Inc.) /1/
ServiceMaster Co.                                                                2,000,000          27,140
Concord EFS, Inc.  /1/                                                             800,000          24,024
Apollo Group, Inc., Class A  /1/                                                   300,000          14,565


BIOTECHNOLOGY  -  2.39%
Amgen Inc.  /1/                                                                  2,500,000         144,950
Applera Corp. - Applied Biosystems Group                                         4,615,200         104,304
Applera Corp. - Celera Genomics Group  /1/                                         528,800          10,682
Cephalon, Inc.  /1/                                                              1,690,000          98,527
IDEC Pharmaceuticals Corp.  /1/                                                  1,558,500          97,905
Sepracor Inc.  /1/                                                               1,700,000          73,134
OSI Pharmaceuticals, Inc.  /1/                                                   1,500,000          57,075
Affymetrix, Inc.  /1/  /3/                                                       2,000,000          49,200
Genentech, Inc.  /1/                                                               985,000          46,492
Millennium Pharmaceuticals, Inc.  /1/                                            2,400,000          45,072
Medlmmune, Inc.  /1/                                                             1,000,000          41,230
IDEXX Laboratories, Inc.  /1/                                                    1,310,300          34,173
CuraGen Corp.  /1/                                                               2,000,000          33,260
Cell Therapeutics, Inc.  /1/                                                     1,445,000          31,920
ICOS Corp.  /1/                                                                    725,000          31,103
Amylin Pharmaceuticals, Inc.  /1/  /3/                                           3,000,000          26,670
ILEX Oncology, Inc.  /1/                                                           707,000          10,556
ILEX Oncology, Inc.  /1/  /3/                                                      608,000           9,077


INDUSTRIAL CONGLOMERATES  -  2.37%
Tyco International Ltd.                                                         20,125,000         585,638
Minnesota Mining and Manufacturing Co.                                           3,000,000         353,790


TOBACCO  -  2.17%
Philip Morris Companies Inc.                                                    15,000,000         789,900
R.J. Reynolds Tobacco Holdings, Inc.                                               641,666          42,125
Gallaher Group PLC (United Kingdom)                                              3,803,600          26,753


HOTELS, RESTAURANTS & LEISURE  -  2.14%
Starbucks Corp.  /1/                                                            18,700,000         430,287
Carnival Corp.                                                                   8,235,700         224,752
MGM Mirage, Inc.   /1/                                                           5,000,000         172,000
Starwood Hotels & Resorts Worldwide, Inc.                                          300,000          10,800
Fairmont Hotels & Resorts Inc. (Canada)                                            300,000           7,647


AIRLINES  -  2.08%
Southwest Airlines Co.                                                          23,689,777         500,091
Ryanair Holdings PLC (ADR) (Ireland) /1/                                         4,450,000         142,044
Continental Airlines, Inc., Class B  /1/                                         2,390,000          75,285
AMR Corp.  /1/                                                                   2,360,000          61,596
Delta Air Lines, Inc.                                                            1,030,000          35,535
SkyWest, Inc.                                                                      350,000           8,890


AIR FREIGHT & COURIERS  -  1.70%
United Parcel Service, Inc., Class B                                             6,823,300         402,165
FedEx Corp.  /1/                                                                 4,700,000         271,942


COMMUNICATIONS EQUIPMENT  -  1.49%
Nokia Corp., Class A (ADR) (Finland)                                            11,428,000         237,360
Cisco Systems, Inc.  /1/                                                         9,600,000         136,992
Crown Castle International Corp.  /1/                                            9,900,000          61,479
Corning Inc. /1/                                                                 6,602,100          44,432
Telefonaktiebolaget LM Ericsson, Class B (ADR) (Sweden)                          8,000,000          33,760
Brocade Communications Systems, Inc.  /1/                                          900,000          19,773
Nortel Networks Corp. (Canada) /1/                                               3,800,000          19,266
Motorola, Inc.                                                                   1,276,500          16,595
Juniper Networks, Inc.  /1/                                                      1,062,500           9,903
JDS Uniphase Corp.  /1/                                                          1,650,000           8,003
Nexsi Systems Corp., Series C, convertible                                       1,439,084           4,095
 preferred  /1/ /3/ /4/


HEALTH CARE PROVIDERS & SERVICES  -  1.31%
HCA Inc.                                                                         7,000,000         285,110
Cardinal Health, Inc.                                                            1,234,300          81,575
Universal Health Services, Inc., Class B  /1/                                    2,000,000          76,980
Anthem, Inc.  /1/                                                                  752,400          43,714
WellPoint Health Networks Inc.  /1/                                                245,100          29,809


BEVERAGES  -  1.20%
Anheuser-Busch Companies, Inc.                                                   2,880,000         146,448
PepsiCo, Inc.                                                                    2,250,000         113,625
Adolph Coors Co., Class B                                                        1,785,000         108,010
Coca-Cola Co.                                                                    2,250,000         106,628


COMPUTERS & PERIPHERALS  -  1.11%
International Business Machines Corp.                                            1,350,000         132,462
Sun Microsystems, Inc.  /1/                                                     14,316,600         121,834
Lexmark International, Inc., Class A  /1/                                        2,000,000          99,420
Dell Computer Corp.  /1/                                                         1,763,600          43,543
Maxtor Corp.  /1/                                                                3,192,000          22,823
Compaq Computer Corp.                                                            1,800,000          18,252


DIVERSIFIED TELECOMMUNICATION SERVICES  -  0.96%
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                            5,300,000         202,937
AT&T Corp.                                                                       6,600,000         102,564
Qwest Communications International Inc.                                          2,673,300          23,258
Sprint FON Group                                                                 1,500,000          21,135
WorldCom, Inc. - WorldCom Group  /1/                                             2,000,000          15,040
Broadview Networks Holdings, Inc., Series E,                                     1,588,972          14,700
 convertible preferred  /1/ /3/ /4/
NTL Inc.  /1/                                                                   11,000,000           1,980


AEROSPACE & DEFENSE  -  0.80%
Northrop Grumman Corp.                                                           1,500,000         160,560
Bombardier Inc., Class B (Canada)                                               17,779,200         156,804


ENERGY EQUIPMENT & SERVICES  -  0.80%
Baker Hughes Inc.                                                                4,650,000         164,192
Schlumberger Ltd.                                                                2,400,000         139,704
Nabors Industries, Inc.  /1/                                                       325,000          11,528


INTERNET SOFTWARE & SERVICES  -  0.73%
Yahoo! Inc.  /1/                                                                11,620,600         168,034
SmartForce PLC (ADR) (Ireland) /1/                                               2,355,800          32,392
DoubleClick Inc.  /1/                                                            3,000,000          32,310
CNET Networks, Inc.  /1/                                                         4,412,508          21,004
PayPal, Inc. (formerly Paypal, Inc., Series C,                                   1,350,000          17,190
 convertible preferred)  /1/ /3/ /4/
ProAct Technologies Corp., Series C, convertible                                 6,500,000           6,715
 preferred  /1/ /3/ /4/
Loudcloud, Inc.  /1/  /3/                                                        1,800,400           5,761
Homestore.com, Inc.  /1/                                                         4,100,000           5,002


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.71%
Flextronics International Ltd. (Singapore) /1/                                   6,190,300          88,769
Solectron Corp.  /1/                                                             9,884,000          81,741
Jabil Circuit, Inc.  /1/                                                         4,320,000          80,568
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                    4,000,000          18,281
Celestica Inc. (Canada) /1/                                                        350,000          11,515



FOOD & DRUG RETAILING  -  0.55%
Walgreen Co.                                                                     5,100,000         205,224
Whole Foods Market, Inc.  /1/                                                      248,400          11,041


ELECTRIC UTILITIES  -  0.51%
Edison International  /1/                                                       12,750,000         201,450


INTERNET & CATALOG RETAIL  -  0.40%
eBay Inc.  /1/                                                                   3,065,000         159,533


CONTAINERS & PACKAGING  -  0.36%
Sealed Air Corp.  /1/                                                            3,130,000         140,787


METALS & MINING  -  0.33%
BHP Billiton Ltd. (Australia)                                                   12,266,661          74,684
Rio Tinto PLC (United Kingdom)                                                   2,886,100          58,052


ROAD & RAIL  -  0.29%
Burlington Northern Santa Fe Corp.                                               3,950,000         114,629


OTHER INDUSTRIES  -  0.90%
Computer Sciences Corp.  /1/                                                     1,767,200      $  83,960
Vodafone Group PLC (ADR) (United Kingdom)                                        2,200,000          41,800
Vodafone Group PLC                                                              16,290,000          30,819
Dow Chemical Co.                                                                 1,986,500          62,138
Questar Corp.                                                                    2,475,000          55,267
Becton, Dickinson and Co.                                                        1,000,000          36,690
Medtronic, Inc.                                                                    560,000          24,942
Millennium Chemicals Inc.                                                        1,425,000          19,451


Miscellaneous  -  4.78%
Other equity securities in initial period of acquisition                                         1,891,217


Total equity securities (cost: $31,009,927,000)                                                 33,522,086



                                                                                Principal          Market
                                                                                   amount           value
Short-term securities                                                               (000)           (000)

Federal agency discount notes  -  10.19%
Fannie Mae 1.67%-2.23% due 3/7-8/23/2002                                       $ 1,309,054     $ 1,304,342
Freddie Mac 1.57%-2.32% due 3/5-7/18/2002                                        1,287,952       1,284,174
Federal Home Loan Banks 1.58%-2.17% due 3/4-6/13/2002                            1,168,002       1,165,021
Federal Farm Credit Bank 1.74%-2.26% due 4/5-8/27/2002                             183,100         182,087
Sallie Mae 1.93%-2.39% due 4/18-5/16/2002 /5/                                       50,000          50,000
International Bank for Reconstruction and Development                               48,000          47,950
 1.75%-1.76% due 3/4-5/6/2002


Corporate short-term notes  -  3.59%
Private Export Funding Corp. 1.75%-2.23% due                                       183,325         182,534
 3/15-7/11/2002 /3/
Wells Fargo & Co. 1.70%-1.81% due 3/5-4/22/2002                                    124,000         123,885
Merck & Co., Inc. 1.82%-2.02% due 3/8-4/29/2002                                    103,300         103,205
J.P. Morgan Chase & Co. 1.80% due 5/30/2002                                         25,000          24,886
Park Avenue Receivables Corp. 1.70%-1.80% due                                       66,500          66,417
 3/20-4/3/2002 /3/
Ciesco LP 1.78% due 4/1/2002                                                        25,000          24,960
Corporate Asset Funding Co. Inc. 1.62%-1.78% due                                    65,800          65,683
 3/19-4/16/2002 /3/
American Express Credit Corp. 1.62%-2.00% due                                       89,966          89,848
 3/12-4/22/2002
SBC Communications Inc. 1.95% due 3/6/2002 /3/                                      38,800          38,787
SBC International Inc. 1.72% due 3/27/2002 /3/                                      50,000          49,935
Verizon Global Funding Corp. 1.80% due 3/27/2002 /3/                                50,000          49,932
Verizon Network Funding Corp. 1.78% due 4/24/2002                                   24,000          23,935
GE Financial Assurance Holdings Inc. 1.81% due                                      50,000          49,830
 5/6/2002 /3/
General Electric Capital Corp. 1.64% due 3/20/2002                                  19,200          19,182
Gannett Co., Inc. 1.77% due 3/13-4/10/2002 /3/                                      66,300          66,209
Kraft Foods Inc. 1.75%-1.77% due 4/5-4/9/2002                                       58,700          58,590
United Parcel Service, Inc. 1.73%-1.74% due 3/28/2002                               56,650          56,574
Three Rivers Funding Corp. 1.78%-1.80% due                                          50,000          49,973
 3/4-3/15/2002 /3/
Procter & Gamble Co. 1.77% due 3/22/2002 /3/                                        50,000          49,946
Motiva Enterprises LLC 1.76% -1.78% due 3/5-4/22/2002                               50,000          49,905
Archer Daniels Midland Co. 1.79%  due 4/23/2002 /3/                                 25,000          24,933
Golden Peanut Co., LLC 1.76%-2.05% due 3/11-5/14/2002                               19,178          19,134
Abbott Laboratories 1.72% due 3/5/2002 /3/                                          36,000          35,991
Coca-Cola Co. 1.74% due 4/26/2002                                                   30,300          30,216
E.W. Scripps Co. 1.89% due 3/6/2002 /3/                                             27,000          26,991
Estee Lauder Companies Inc. 1.77% due 4/8/2002 /3/                                  21,750          21,708
Ford Motor Credit Co. 1.79% due 4/10/2002                                           17,600          17,564


U.S. Treasuries  -  1.36%
U.S. Treasury Bills 1.71%-2.15% due 3/7-7/25/2002                                  539,900         537,465


Non-U.S. currency  -  0.00%
New Taiwanese Dollar                                                            NT$43,602            1,245



Total short-term securities (cost: $5,992,817,000)                                               5,993,037


Total investment securities (cost: $37,002,744,000)                                             39,515,123
Excess of cash and receivables over payables                                                        68,417

Net assets                                                                                     $39,583,540


/1/ Non-income-producing security.
/2/ The fund owns 5.11%, and 5.07% of the outstanding voting securities of Cypress Semiconductor
 Corp. and Cadence Designs Systems, Inc., respectively, and thus is considered an affiliate of this company under the Investment Company Act of 1940.
/3/ Purchased in a private placement transaction;
 resale may be limited to qualified institutional buyers;
 resale to the public may require registration.
/4/ Valued under procedures established by the Board
 of Directors.
/5/ Coupon rate may change periodically.

ADR = American Depositary Receipts

See Notes to Financial Statements.


The Growth Fund of America


Equity securities appearing in the portfolio since August 31, 2001
Anthem
Aon
Bombardier
Brocade Communications Systems
Cablevision Systems Corp.-Rainbow Media
Celestica
Ceridian
Fairmont Hotels & Resorts
Gallaher Group
Hon Hai Precision Industry
ICOS
Imperial Oil
Johnson & Johnson
King Pharmaceuticals
LUKoil Holding
Nabors Industries
Northrop Grumman
Ocean Energy
Office Depot
Rio Tinto
Ryanair Holdings
SkyWest
SmartForce
Staples
Starwood Hotels & Resorts Worldwide
Synopsys
Univision Communications
VERITAS Software
Whole Foods Market
Xilinx

Equity securities eliminated from the portfolio since August 31, 2001
Acxiom
Allergan
Bank of America
Bristol-Myers Squibb
Charter One Financial
Computer Associates International
Cox Communications
EMC
Enzon
Gap
General Electric
Gilead Sciences
Network Appliance
Nikon
Owens-Illinois
Providian Financial
Redback Networks
Samsung Electronics
Sprint PCS
Walt Disney
Wells Fargo


The Growth Fund of America
Financial statements

Statement of assets and liabilities
Unaudited
at February 28, 2002
(dollars and shares in thousands, except per share amounts)

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $36,654,617)                                                                     $39,129,540
  Affiliated issuers (cost: $346,805)                                                                              384,338
$39,513,878
 Cash denominated in non-U.S. currencies
  (cost: $1,321)
1,245
 Cash
   99
 Receivables for:
  Sales of investments                                                                                             140,598
  Sales of fund's shares                                                                                           179,429
  Dividends and interest                                                                                            22,085
342,112

39,857,334
Liabilities -
 Payables for:
  Purchases of investments                                                                                         209,466
  Repurchases of fund's shares                                                                                      30,493
  Investment advisory services                                                                                       9,326
  Services provided by affiliates                                                                                   23,433
  Deferred Directors' compensation                                                                                     891
  Other fees and expenses                                                                                              185
273,794
Net assets at February 28, 2002
$39,583,540

Net assets consist of:
 Capital paid in on shares of capital stock
$38,665,492
 Distributions in excess of net investment income
 (504)
 Accumulated net realized loss
(1,593,764)
 Net unrealized appreciation
2,512,316
Net assets at February 28, 2002
$39,583,540



Total authorized capital stock -                                                                                    Shares Net asset
value
2,000,000,000 shares, $0.001 par value                                                     Net assets          outstanding   per
share /1/

Class A                                                                                   $35,485,359            1,584,781
$22.39
Class B                                                                                     2,024,558               91,449
22.14
Class C                                                                                       980,930               44,366
22.11
Class F                                                                                     1,085,660               48,584
22.35
Class 529-A                                                                                     5,092                  227
22.39
Class 529-B                                                                                     1,070                   48
22.39
Class 529-C                                                                                       871                   39
22.38


/1/ Maximum offering price and redemption price per share are equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering price per share is $23.76 for both.

See Notes to Financial Statements



Statement of operations
Unaudited
for the six months ended February 28, 2002 (dollars in thousands)

Investment income:
 Income:
  Dividends (net of non-U.S.
   withholding tax of $1,682)                                                                                      $90,758
  Interest                                                                                                          82,356
$173,114

 Fees and expenses:
  Investment advisory services                                                                                      57,398
  Distribution services                                                                                             54,670
  Transfer agent services                                                                                           24,945
  Administrative services                                                                                            1,234
  Reports to shareholders                                                                                              932
  Registration statement and prospectus                                                                              4,407
  Postage, stationery and supplies                                                                                   3,544
  Directors' compensation                                                                                               58
  Auditing and legal                                                                                                    56
  Custodian                                                                                                            959
  State and local taxes                                                                                                  1
  Other                                                                                                                 14
148,218
 Net investment income
24,896

Net realized loss and unrealized appreciation on
  investments and non-U.S. currency:
 Net realized loss on:
  Investments                                                                                                   (1,588,120)
  Non-U.S. currency transactions                                                                                    (1,968)
(1,590,088)
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                                      263,301
  Non-U.S. currency translations                                                                                       (53)
263,248
   Net realized loss and
    unrealized appreciation
    on investments and non-U.S. currency
(1,326,840)

  Net decrease in net assets resulting from operations
$(1,301,944)

See Notes to Financial Statements





Statement of changes in net assets
(dollars in thousands
                                                                                                          Six months ended      Year
ended
                                                                                                              February 28,
August 31,
                                                                                                                     2002*
  2001
Operations:
 Net investment income                                                                                             $24,896
$202,278
 Net realized (loss) gain on investments and
  non-U.S. currency transactions                                                                                (1,590,088)
519,724
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations                                                                263,248
(11,956,287)
  Net decrease in net assets
   resulting from operations                                                                                    (1,301,944)
(11,234,285)

Dividends and distributions paid to shareholders:
  Dividends from net investment income                                                                             (70,857)
(173,095)
  Distributions from net realized gain on investments                                                                     -
(4,924,761)
    Total dividends and distributions paid
     to shareholders                                                                                               (70,857)
(5,097,856)

Capital share transactions                                                                                       4,471,525
11,722,324
Total increase (decrease) in net assets                                                                          3,098,724
(4,609,817)

Net assets:
 Beginning of period                                                                                            36,484,816
41,094,633
 End of period (including distributions in excess of
  net investment income and undistributed
  net investment income: $(504) and
  $47,027, respectively)                                                                                       $39,583,540
$36,484,816

*Unaudited

See Notes to Financial Statements

Notes to financial statements                       Unaudited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund offers nine share classes consisting of four retail share classes and five CollegeAmerica savings plan share classes. The CollegeAmerica savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education.
 The fund's share classes are described below:

SHARE          INITIAL SALES     CONTINGENT          CONVERSION FEATURE
CLASS          CHARGE            DEFERRED SALES
                                 CHARGE UPON
                                 REDEMPTION

Class A        Up to 5.75%       None                None
and Class
529-A

Class B        None              Declines from       Class B and Class
and Class                        5% to zero for      529-B convert to
529-B                            redemptions         Class A and Class
                                 within six          529-B,
                                 years of            respectively,
                                 purchase            after eight years

Class C        None              1% for              Class C converts
                                 redemptions         to Class F after
                                 within one year     10 years
                                 of purchase

Class 529-C    None              1% for              None
                                 redemptions
                                 within one year
                                 of purchase

Class 529-     None              None                None
E*

Class F        None              None                None
and Class
529-F*


*As of February 28, 2002, there were no Class 529-E or Class 529-F shares outstanding.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

SECURITY VALUATION - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services are charged directly to the respective share class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions are based on net investment income and net realized gains determined on a tax basis which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as cost of investments sold; non-U.S. currency gains and losses; capital losses related to sales of securities within 30 days of purchase; and short-term capital gains and losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of February 28, 2002, the cost of investment securities for federal income tax purposes was $37,007,421,000. For the six months ended February 28, 2002, the fund reclassified $1,570,000 from undistributed net investment income and $1,516,000 from undistributed net realized gains to additional paid-in capital to aligh book with tax reporting.

As of February 28, 2002, the components of distributable earnings on a tax basis were as follows:

                                                              (DOLLARS IN
                                                              THOUSANDS

Distributions in excess of net investment income and          $   (1,580)
currency losses

Accumulated short-term losses                                 (1,036,300)

Accumulated long-term losses                                    (550,819)

Unrealized appreciation                                        6,653,272

Unrealized depreciation                                       (4,145,570)


The tax character of distributions paid was as follows:
SIX MONTHS ENDED FEBRUARY 28, 2002
(DOLLARS IN THOUSANDS)

               DISTRIBUTIONS FROM ORDINARY INCOME            DISTRIBUTIONS FROM      TOTAL
                                                             LONG-TERM               DISTRIBUTIONS
                                                             CAPITAL GAINS           PAID

               NET INVESTMENT INCOME      SHORT-TERM
               AND CURRENCY GAINS         CAPITAL GAINS

Class A        $68,450                    -                  -                       $68,450

Class B        -                          -                  -                       -

Class C        -                          -                  -                       -

Class F        2,407                      -                  -                       2,407

Class 529-A/1/   -                          -                  -                       -

Class 529-B/1/   -                          -                  -                       -

Class 529-C/1/   -                          -                  -                       -

Total          $70,857                    -                  -                       $70,857


YEAR ENDED AUGUST 31, 2001

(DOLLARS IN THOUSANDS)                                        DISTRIBUTIONS FROM      TOTAL
               DISTRIBUTIONS FROM ORDINARY INCOME             LONG-TERM               DISTRIBUTIONS
                                                              CAPITAL GAINS           PAID

               NET INVESTMENT INCOME      SHORT-TERM
               AND CURRENCY GAINS         CAPITAL GAINS

Class A        $171,331                   -                   $4,839,060              $5,010,391

Class B        1,764                      -                   85,701                  87,465

Class C/2/     -                          -                   -                       -

Class F/2/     -                          -                   -                       -

Total          $173,095                   -                   $4,924,761              $5,097,856


/1/ Class 529-A, Class 529-B and Class 529-C shares were not offered before February 15, 2002.

/2/ Class C and Class F shares were not offered before March 15, 2001.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of annual rates beginning with 0.50% per annum on the first $1 billion of daily net assets and decreasing to 0.276% on such assets in excess of $55 billion. For the six months ended February 28, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.311% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes. Under the plans, the Board of Directors approves certain categories of expenses which are used to finance activities primarily intended to sell fund shares.

The plans provide for annual expenses, based on average daily net assets of up to 0.25% for Class A shares; 0.50% for Class 529-A shares; 1.00% for Class B, Class 529-B, Class C and Class 529-C shares; 0.75% for Class 529-E shares; and 0.50% for Class F and Class 529-F shares. In some cases, the Board of Directors approved expense amounts lower than plan limits.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. Additionally, the Board of Directors has approved the following categories of distribution expenses:

CLASS A AND CLASS 529-A - Dealers and wholesalers receive commissions from AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit is not exceeded. Although the Class 529-A plan has an annual expense limit of 0.50% of average daily net assets, currently the expense is limited to 0.25% of such assets. As of February 28, 2002, unreimbursed expenses which remain subject to reimbursement totaled $8,393,000 for Class A.

CLASS B, CLASS 529-B, CLASS C AND CLASS 529-C - Each class pays AFD annual fees of 0.75% of its respective average daily net assets to compensate dealers and wholesalers for shares sold.

CLASS 529-E - AFD is paid annual fees of 0.25% of average daily net assets to compensate dealers and wholesalers for shares sold.

CLASS F AND CLASS 529-F - Although the plan has an annual expense limit of 0.50% of its respective average daily net assets, currently there are no additional approved categories of expense for these classes.

TRANSFER AGENT SERVICES - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder record keeping, communications and transaction processing. AFS is compensated for transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% based on its respective average daily net assets, plus amounts payable for certain transfer agency services. CRMC may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan.

Expenses under the agreements described above for the six months ended February 28, 2002, are as follows (dollars in thousands):

FUND SHARE         DISTRIBUTION      TRANSFER AGENT     ADMINISTRATIVE
CLASSES            SERVICES          SERVICES           SERVICES

Class A            $42,350           $23,629            Not applicable

Class B            8,335             1,316              Not applicable

Class C            3,161             Not applicable     $600

Class F            824               Not applicable     634

Class 529-A        -*                Not applicable     -*

Class 529-B        -*                Not applicable     -*

Class 529-C        -*                Not applicable     -*


*Amount less than 1,000

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows:

SIX MONTHS ENDED FEBRUARY 28, 2002

(DOLLARS AND SHARES IN THOUSANDS)
                                                     REINVESTMENTS
                                                     OF DIVIDENDS AND
                                                     DISTRIBUTIONS

                    SALES

                    AMOUNT            SHARES         AMOUNT        SHARES

Class A             $4,973,401        220,230        $67,564       2,886

Class B             727,545           32,580         -*            -*

Class C             646,621           28,881         -             -

Class F             15,829            35,937         2,205         94

Class 529-A/1/      5,085             227            -             -

Class 529-B/1/      1,070             48             -             -

Class 529-C/1/      870               39             -             -



Total net           $7,170,421        317,942        $69,769       2,980
increase
(decrease) in
fund





                    REPURCHASES                      NET INCREASE

                    AMOUNT            SHARES         AMOUNT        SHARES

Class A             $(2,602,810)      (117,485)      $2,438,155    105,631

Class B             (80,462)          (3,680)        647,083       28,900

Class C             (28,754)          (1,307)        617,867       27,574

Class F             (56,635)          (2,540)        761,399       33,491

Class 529-A/1/      (3)               -*             5,082         227

Class 529-B/1/      (1)               -*             1,069         48

Class 529-C/1/      -*                -*             870           39



Total net           $(2,768,665)      (125,012)      $4,471,525    195,910
increase
(decrease) in
fund


YEAR ENDED AUGUST 31, 2001
(DOLLARS AND SHARES IN THOUSANDS)

                                                  REINVESTMENTS OF
                                                  DIVIDENDS AND
                                                  DISTRIBUTIONS

                   SALES

                   AMOUNT           SHARES        AMOUNT          SHARES

Class A            $10,078,469      365,970       $4,828,852      178,384

Class B            1,358,061        50,808        85,046          3,156

Class C/2/         419,123          17,061        -               -

Class F/2/         386,907          15,619        -               -



Total net          $12,242,560      449,458       $4,913,898      181,540
increase
(decrease) in
fund





                   REPURCHASES                    NET INCREASE

                   AMOUNT           SHARES        AMOUNT          SHARES

Class A            $(5,331,055)     (197,798)     $9,576,266      346,556

Class B            (83,616)         (3,255)       1,359,491       50,709

Class C/2/         (6,506)          (269)         412,617         16,792

Class F/2/         (12,957)         (526)         373,950         15,093



Total net          $(5,434,134)     (201,848)     $11,722,324     429,150
increase
(decrease) in
fund


*Amount is less than 1,000 dollars or shares

/1/ Class 529-A, Class 529-B and Class 529-C shares were not offered before February 15, 2002.

/2/ Class C and F shares were not offered before March 15, 2001.

6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. Any costs incurred in connection with the disposition of such securities will be recorded in the fund on the date of disposition. As of February 28, 2002, the total value of restricted securities was $912,277,000, which represents 2.30% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $8,759,255,000 and $4,323,649,000, respectively, during the six months ended February 28, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended February 28, 2002, the custodian fee of $959,000 includes $14,000 that was offset by this reduction, rather than paid in cash.

Financial Highlights /1/


                                                                                  Income from       Income from
                                                                                   Investment        Investment
                                                                                   Operations        Operations
                                                                                                            Net
                                                                                                 (losses) gains
                                                                  Net asset               Net     on securities
                                                                      value,       investment    (both realized
                                                                   beginning           income               and
                                                                   of period        (loss)/3/    unrealized)/3/
Class A:
 Six months ended 2/28/2002 /2/                                  $     23.20             $.02             $(.79)

 Year ended 8/31/2001                                                   35.91             .15             (8.62)
 Year ended 8/31/2000                                                   26.20             .18             12.77
 Year ended 8/31/1999                                                   17.95             .07             10.48
 Year ended 8/31/1998                                                   20.14             .10              (.10)
 Year ended 8/31/1997                                                   15.39             .13              5.59
Class B:
 Six months ended 2/28/2002 /2/                                         22.98            (.07)             (.77)
 Year ended 8/31/2001                                                   35.79            (.07)            (8.56)
 Period from 3/15/2000 to 8/31/2000                                     32.44           - /6/              3.35
Class C:
 Six months ended 2/28/2002 /2/                                         22.95            (.07)             (.77)
 Period from 3/15/2001 to 8/31/2001                                     23.78            (.08)             (.75)
Class F:
 Six months ended 2/28/2002 /2/                                         23.19             .01              (.77)
 Period from 3/15/2001 to 8/31/2001                                     23.92             .02              (.75)
Class 529-A -
 Period from 2/15/2002 to                                               22.62           - /6/              (.23)
 2/28/2002 /2/
Class 529-B -
 Period from 2/15/2002 to                                               22.62           - /6/              (.23)
 2/28/2002 /2/
Class 529-C -
 Period from 2/15/2002 to                                               22.62           - /6/              (.24)
 2/28/2002 /2/







                                                                 Income from        Dividends         Dividends
                                                                  Investment              and               and
                                                                  Operations    distributions     distributions


                                                                                    Dividends
                                                                 Total from         (from net     Distributions
                                                                  investment       investment             (from
                                                                  operations          income)    capital gains)
Class A:
 Six months ended 2/28/2002 /2/                                        $(.77)           $(.04)                 -
 Year ended 8/31/2001                                                                    (.15)           $(4.09)
 Year ended 8/31/2000                                                  (8.47)            (.04)            (3.20)
 Year ended 8/31/1999                                                  12.95             (.09)            (2.21)
 Year ended 8/31/1998                                                  10.55             (.13)            (2.06)
 Year ended 8/31/1997                                                       -            (.11)             (.86)
Class B:                                                                5.72
 Six months ended 2/28/2002 /2/                                                              -                 -
 Year ended 8/31/2001                                                   (.84)            (.09)            (4.09)
 Period from 3/15/2000 to 8/31/2000                                    (8.63)                -                 -
Class C:                                                                3.35
 Six months ended 2/28/2002 /2/                                                              -                 -
 Period from 3/15/2001 to 8/31/2001                                     (.84)                -                 -
Class F:                                                                (.83)
 Six months ended 2/28/2002 /2/                                                          (.08)                 -
 Period from 3/15/2001 to 8/31/2001                                     (.76)                -                 -
Class 529-A -                                                           (.73)
 Period from 2/15/2002 to                                                                    -                 -
 2/28/2002 /2/                                                          (.23)
Class 529-B -
 Period from 2/15/2002 to                                                                    -                 -
 2/28/2002 /2/                                                          (.23)
Class 529-C -
 Period from 2/15/2002 to                                                                    -                 -
 2/28/2002 /2/                                                          (.24)







                                                                   Dividends
                                                                         and
                                                               distributions



                                                                                    Net asset
                                                                       Total       value, end            Total
                                                               distributions        of period         return/4/
Class A:
 Six months ended 2/28/2002 /2/                                        $(.04)     $     22.39            (3.31)%
 Year ended 8/31/2001                                                  (4.24)           23.20            (25.28)
 Year ended 8/31/2000                                                  (3.24)           35.91             53.51
 Year ended 8/31/1999                                                  (2.30)           26.20             61.26
 Year ended 8/31/1998                                                  (2.19)           17.95              (.24)
 Year ended 8/31/1997                                                   (.97)           20.14             38.54
Class B:
 Six months ended 2/28/2002 /2/                                             -           22.14             (3.66)
 Year ended 8/31/2001                                                  (4.18)           22.98            (25.83)
 Period from 3/15/2000 to 8/31/2000                                         -           35.79             10.33
Class C:
 Six months ended 2/28/2002 /2/                                             -           22.11             (3.66)
 Period from 3/15/2001 to 8/31/2001                                         -           22.95             (3.49)
Class F:
 Six months ended 2/28/2002 /2/                                         (.08)           22.35             (3.30)
 Period from 3/15/2001 to 8/31/2001                                         -           23.19             (3.05)
Class 529-A -
 Period from 2/15/2002 to                                                   -           22.39             (1.02)
 2/28/2002 /2/
Class 529-B -
 Period from 2/15/2002 to                                                   -           22.39             (1.02)
 2/28/2002 /2/
Class 529-C -
 Period from 2/15/2002 to                                                   -           22.38             (1.06)
 2/28/2002 /2/




                                                                                                      Ratio of
                                                                                     Ratio of        net income
                                                                 Net assets,         expenses            (loss)
                                                               end of period       to average        to average
                                                               (in millions)       net assets        net assets
Class A:
 Six months ended 2/28/2002 /2/                                      $35,485          .75%/5/           .18%/5/
 Year ended 8/31/2001                                                  34,312              .71               .56
 Year ended 8/31/2000                                                  40,671              .70               .58
 Year ended 8/31/1999                                                  20,673              .70               .28
 Year ended 8/31/1998                                                  11,798              .70               .48
 Year ended 8/31/1997                                                  11,646              .72               .73
Class B:
 Six months ended 2/28/2002 /2/                                         2,025        1.52 /5/          (.59)/5/
 Year ended 8/31/2001                                                   1,437             1.48             (.29)
 Period from 3/15/2000 to 8/31/2000                                       424              .66             (.01)
Class C:
 Six months ended 2/28/2002 /2/                                           981        1.55 /5/          (.63)/5/
 Period from 3/15/2001 to 8/31/2001                                       385              .80             (.34)
Class F:
 Six months ended 2/28/2002 /2/                                         1,086         .80 /5/           .12 /5/
 Period from 3/15/2001 to 8/31/2001                                       350              .38               .08
Class 529-A -
 Period from 2/15/2002 to                                                   5              .03               .01
 2/28/2002 /2/
Class 529-B -
 Period from 2/15/2002 to                                                   1              .06             (.02)
 2/28/2002 /2/
Class 529-C -
 Period from 2/15/2002 to                                                   1              .06             (.02)
 2/28/2002 /2/



Supplemental data - all classes                                   Six months
                                                                       ended       Year ended        Year ended
                                                                February 28,       August 31,        August 31,
                                                                        2002             2001       2000

Portfolio turnover rate                                                   14%              36%       47%







Supplemental data - all classes                                   Year ended       Year ended        Year ended
                                                                  August 31,       August 31,        August 31,
                                                                        1999             1998              1997

                                                                          46%              39%               34%
Portfolio turnover rate



/1/ Based on operations for the period
 shown (unless otherwise noted) and,
 accordingly, may not be representative
 of a full year.
/2/ Unaudited.
/3/ Years ended 1999, 1998 and 1997 are
 based on shares outstanding on the last
 day of the year, all other periods are
 based on average shares outstanding.
/4/ Total returns exclude all sales charges,
 including contingent deferred sales charges.
/5/ Annualized.
/6/ Amounts less than one cent.



The Growth Fund of America
Investment Portfolio, August 31, 2001
[pie charts]


Ten largest equity holdings
Viacom                                          2.96%
AOL Time Warner                                  2.62
Lowe's Companies                                 2.59
Berkshire Hathaway                               2.04
Texas Instruments                                1.89
American International Group                     1.89
Clear Channel Communications                     1.87
Philip Morris                                    1.75
Forest Laboratories                              1.59
Fannie Mae                                       1.43



Largest industry holdings
Media                                          13.66%
Semiconductor equipment & products              11.43
Pharmaceuticals                                  7.04
Insurance                                        6.77
Software                                         4.16
Other industries                                40.29
Cash & equivalents                              16.65

 [end charts]


The Growth Fund of America
Investment Portfolio, August 31, 2001



                                                                                Shares        Market  Percent
                                                                                Amount         Value   of Net
Equity Securities (common & preferred stocks)                                                  (000)   Assets
MEDIA  -  13.66%
Viacom Inc., Class B  (1)                                                    23,828,400    $1,010,324
Viacom Inc., Class A  (1)                                                     1,629,400        69,152     2.96
AOL Time Warner Inc. (1)                                                     25,561,000       954,703     2.62
Clear Channel Communications, Inc.  (1)                                      13,606,192       683,983     1.87
Comcast Corp., Class A, special stock  (1)                                   11,550,000       423,077     1.16
News Corp. Ltd. (ADR) (Australia)                                             6,650,000       216,724
News Corp. Ltd., preferred (acquired BHC                                      6,755,399       187,462     1.11
 Communications, Inc. & Chris-Craft Industries,
 Inc.) (ADR)
Walt Disney Co.                                                              12,086,500       307,360      .84
USA Networks, Inc.  (1)                                                       9,700,000       224,652      .62
Fox Entertainment Group, Inc., Class A  (1)                                   8,720,000       213,814      .59
Adelphia Communications Corp., Class A  (1)                                   5,957,100       187,947      .52
Cox Communications, Inc., Class A  (1)                                        4,700,000       186,872      .51
TMP Worldwide Inc.  (1)                                                       2,400,000       107,640      .29
Cablevision Systems Corp. - New York Group (formerly                          2,000,000        93,400      .26
 Cablevision Systems Corp.), Class A  (1)
NTL Inc.  (1)                                                                 9,000,000        44,640      .12
Telewest Communications PLC (United Kingdom) (1)                             50,000,000        37,981      .10
Liberty Media Corp., Class A (formerly AT&T Corp.                             2,000,000        30,400      .08
 Liberty Media Group) (1)
United Pan-Europe Communications NV (Netherlands) (1)                         7,475,000         2,787      .01


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  11.43%
Texas Instruments Inc.                                                       20,802,800       688,573     1.89
Applied Materials, Inc.  (1)                                                  7,783,300       335,382      .92
Micron Technology, Inc.  (1)                                                  8,410,000       316,300      .87
KLA-Tencor Corp.  (1)                                                         5,688,500       279,533      .77
Taiwan Semiconductor Manufacturing Co. Ltd.                                 148,257,000       275,187      .75
 (Taiwan) (1)
Analog Devices, Inc.  (1)                                                     5,270,366       251,818      .69
Linear Technology Corp.                                                       5,517,700       226,667      .62
Maxim Integrated Products, Inc. (acquired Dallas                              4,875,900       225,315      .62
 Semiconductor Corp.) (1)
PMC-Sierra, Inc.  (1)                                                         7,050,000       216,788      .59
Microchip Technology Inc.  (1)                                                5,925,000       211,463      .58
Altera Corp.  (1)                                                             5,753,800      $163,408      .45
LSI Logic Corp.  (1)                                                          8,000,000       162,000      .44
Applied Micro Circuits Corp.  (1)                                            10,150,000       144,841      .40
Broadcom Corp., Class A  (1)                                                  4,250,000       136,638      .37
Samsung Electronics Co., Ltd. (South Korea)                                     880,060       131,870      .36
Agere Systems Inc.  (1)                                                      22,166,247       113,048      .31
National Semiconductor Corp.  (1)                                             2,800,000        92,540      .25
Cypress Semiconductor Corp.  (1)                                              3,650,000        78,877      .22
Teradyne, Inc. (1)                                                            1,300,000        42,614      .12
Conexant Systems, Inc.  (1)                                                   2,500,000        29,775      .08
Nikon Corp. (Japan)                                                           3,163,000        28,157      .08
ON Semiconductor Corp.  (1)                                                   6,175,000        20,439      .05


PHARMACEUTICALS  -  7.04%
Forest Laboratories, Inc.  (1)                                                7,940,600       579,743     1.59
AstraZeneca PLC (United Kingdom)                                              8,890,000       428,207
AstraZeneca PLC (ADR)                                                         1,780,000        86,330     1.41
Eli Lilly and Co.                                                             4,000,000       310,520      .85
Novartis AG (Switzerland)                                                     5,134,000       187,439
Novartis AG (ADR)                                                             1,153,643        42,073      .63
Pharmacia Corp.                                                               5,508,643       218,142      .60
Pfizer Inc                                                                    4,100,000       157,071      .43
Bristol-Myers Squibb Co.                                                      2,600,000       145,964      .40
American Home Products Corp.                                                  2,325,000       130,200      .36
Allergan, Inc.                                                                1,484,000       107,219      .29
Elan Corp., PLC (ADR) (Ireland) (1)                                           1,500,000        77,925      .21
Shire Pharmaceuticals Group PLC (ADR)                                         1,144,800        49,707
 (United Kingdom) (1)
Shire Pharmaceuticals Group PLC (1)                                             390,000         5,675      .15
Scios Inc.  (1)                                                               1,200,000        21,180      .06
Guilford Pharmaceuticals, Inc.  (1)                                             900,000        10,845      .03
IVAX Corp.  (1)                                                                 265,000         8,920      .03


INSURANCE  -  6.77%
Berkshire Hathaway Inc., Class A  (1)                                            10,700       742,580     2.04
American International Group, Inc.                                            8,800,000       688,160     1.89
XL Capital Ltd., Class A                                                      3,285,000       272,655      .75
Progressive Corp.                                                             2,035,000       263,064      .72
Marsh & McLennan Companies, Inc.                                              2,581,100       239,784      .66
Manulife Financial Corp. (Canada)                                             6,000,000       176,100      .48
Protective Life Corp.                                                         1,500,000        44,745      .12
MGIC Investment Corp.                                                           600,000        41,940      .11


SOFTWARE  -  4.16%
Microsoft Corp.  (1)                                                          7,373,800       420,675     1.15
Cadence Design Systems, Inc.  (1)                                            12,400,000       272,552      .75
Intuit Inc.  (1)                                                              5,750,600       217,258      .60
PeopleSoft, Inc.  (1)                                                         5,900,000       203,432      .56
Computer Associates International, Inc.                                       2,900,000        90,045      .25
Oracle Corp.  (1)                                                             6,946,600        84,818      .23
BEA Systems, Inc.  (1)                                                        4,300,000        69,531      .19
i2 Technologies, Inc.  (1)                                                    9,100,000        60,606      .17
National Instruments Corp.  (1)                                               1,200,000        37,644      .10
Autodesk, Inc.                                                                  901,000        34,544      .09
Macromedia, Inc.  (1)                                                         1,700,000        23,681      .06
BMC Software, Inc.  (1)                                                         300,000         4,800      .01


SPECIALTY RETAIL  -  3.56%
Lowe's Companies, Inc.                                                       25,433,200       946,115     2.59
Limited Inc.                                                                  9,486,600       133,761      .37
United Rentals, Inc.  (1)                                                     3,000,000        69,750      .19
Michaels Stores, Inc.  (1)                                                    1,600,000        67,232      .18
Circuit City Stores, Inc. - Circuit City Group                                2,500,000        41,750      .12
Gap, Inc.                                                                     2,000,000        39,300      .11


BIOTECHNOLOGY  -  2.93%
Amgen Inc.  (1)                                                               2,500,000       160,750      .44
Enzon, Inc.  (1)                                                              1,880,000       120,019      .33
Cephalon, Inc.  (1)                                                           1,690,000       100,082      .28
Millennium Pharmaceuticals, Inc.  (1)                                         3,462,500        95,219      .26
IDEC Pharmaceuticals Corp.  (1)                                               1,558,500        92,372      .25
Sepracor Inc.  (1)                                                            1,654,800        70,660      .19
OSI Pharmaceuticals, Inc.  (1)                                                1,500,000        63,600      .18
Gilead Sciences, Inc.  (1)                                                    1,000,000        60,710      .17
Cell Therapeutics, Inc.  (1)                                                  1,445,000        43,812      .12
Affymetrix, Inc.  (1) (2)                                                     2,000,000        43,400      .12
IDEXX Laboratories, Inc.  (1) (3)                                             1,700,000        41,123      .11
CuraGen Corp.  (1)                                                            2,000,000        40,780      .11
Medlmmune, Inc.  (1)                                                          1,000,000        40,150      .11
ILEX Oncology, Inc.  (1)                                                      1,254,000        37,557      .10
Genentech, Inc.  (1)                                                            500,000        22,950      .06
Amylin Pharmaceuticals, Inc.  (1) (2)                                         3,000,000        21,660      .06
Applera Corp. - Celera Genomics Group (1)                                       528,800        14,040      .04


DIVERSIFIED FINANCIALS  -  2.61%
Fannie Mae                                                                    6,823,200       519,996     1.43
USA Education Inc.                                                            1,680,000       133,073      .36
Capital One Financial Corp.                                                   2,131,200       118,516      .33
Providian Financial Corp.                                                     2,659,700       103,888      .28
Household International, Inc.                                                 1,300,000        76,830      .21


COMMUNICATIONS EQUIPMENT  -  2.48%
Nokia Corp., Class A (ADR) (Finland)                                         11,528,000       181,451      .50
Corning Inc.                                                                 13,899,100       166,928      .46
Cisco Systems, Inc.  (1)                                                      7,450,000       121,658      .33
Motorola, Inc.                                                                6,776,500       117,911      .32
Crown Castle International Corp.  (1)                                         8,900,000        90,691      .25
Telefonaktiebolaget LM Ericsson, Class B (ADR)                               17,500,000        87,150      .24
 (Sweden)
JDS Uniphase Corp.  (1)                                                      11,200,000        78,960      .22
Nortel Networks Corp. (Canada)                                                3,800,000        23,788      .07
Juniper Networks, Inc.  (1)                                                   1,150,000        16,100      .04
Nexsi Systems Corp. (formerly Nexsi Corp.),                                   1,439,084        11,699      .03
 Series C, convertible preferred  (1) (2) (4)
Redback Networks Inc.  (1)                                                    1,653,829         6,748      .02


HEALTH CARE PROVIDERS & SERVICES  -  2.27%
HCA Inc. (formerly HCA - The Healthcare Co.)                                  8,405,300       384,458     1.05
Cardinal Health, Inc.                                                         2,487,500       181,438      .50
Andrx Corp. - Andrx Group  (1)                                                2,020,000       141,986      .39
Universal Health Services, Inc., Class B  (1)                                 2,000,000        94,600      .26
WellPoint Health Networks Inc.  (1)                                             245,100        26,098      .07


COMMERCIAL SERVICES & SUPPLIES  -  2.10%
Sabre Holdings Corp., Class A  (1)                                            4,827,000       203,603      .56
Allied Waste Industries, Inc.  (1)                                            7,250,000       131,443      .36
Robert Half International Inc.  (1)                                           4,000,000        99,560      .27
Cendant Corp.  (1)                                                            5,000,000        95,350      .26
Waste Management, Inc.                                                        2,300,000        71,139      .19
Avery Dennison Corp.                                                          1,000,000        51,410      .14
Modis Professional Services, Inc.   (1)                                       4,100,000        25,461      .07
Apollo Group, Inc., Class A  (1)                                                600,000        23,622      .07
ServiceMaster Co.                                                             2,000,000        23,400      .06
Paychex, Inc.                                                                   600,000        22,242      .06
Concord EFS, Inc.  (1)                                                          400,000        20,988      .06


INDUSTRIAL CONGLOMERATES  -  2.02%
Minnesota Mining and Manufacturing Co.                                        3,000,000       312,300      .85
Tyco International Ltd.                                                       3,500,000       181,825      .50
General Electric Co.                                                          3,100,000       127,038      .35
Norsk Hydro AS (ADR) (Norway)                                                 2,700,000       117,450      .32


HOTELS, RESTAURANTS & LEISURE  -  1.87%
Starbucks Corp.  (1)                                                         18,500,000       312,095      .86
Carnival Corp.                                                                7,050,000       220,524      .60
MGM Mirage, Inc.   (1)                                                        5,149,600       150,111      .41


TOBACCO  -  1.85%
Philip Morris Companies Inc.                                                 13,450,000       637,530     1.75
R.J. Reynolds Tobacco Holdings, Inc.                                            641,666        37,056      .10


AIRLINES  -  1.57%
Southwest Airlines Co.                                                       18,796,377       336,267      .92
Continental Airlines, Inc., Class B  (1)                                      1,900,000        82,878      .23
Delta Air Lines, Inc.                                                         2,030,000        78,358      .21
AMR Corp.  (1)                                                                2,360,000        75,496      .21


OIL & GAS  -  1.54%
EOG Resources, Inc.                                                           3,750,000       118,575      .33
Devon Energy Corp.                                                            2,459,200       113,787      .31
Suncor Energy Inc. (Canada)                                                   3,831,653       106,123      .29
Shell Canada Ltd. (Canada)                                                    2,518,500        66,665      .18
Enterprise Oil PLC (United Kingdom)                                           6,500,000        55,753      .16
Pogo Producing Co.                                                            2,144,400        51,230      .14
Murphy Oil Corp.                                                                439,000        33,145      .09
Petro-Canada (Canada)                                                           600,000        15,100      .04


COMPUTERS & PERIPHERALS  -  1.48%
Network Appliance, Inc.  (1)                                                 11,081,200       143,612      .39
Sun Microsystems, Inc.  (1)                                                  10,816,600       123,850      .34
Lexmark International, Inc., Class A  (1)                                     2,000,000       104,100      .29
International Business Machines Corp.                                           550,000        55,000      .15
Compaq Computer Corp.                                                         3,300,000        40,755      .11
Dell Computer Corp.  (1)                                                      1,363,600        29,154      .08
EMC Corp.  (1)                                                                1,500,000        23,190      .07
Maxtor Corp.  (1)                                                             3,192,000        19,248      .05


AIR FREIGHT & COURIERS  -  1.37%
United Parcel Service, Inc., Class B                                          5,460,500       301,583      .83
FedEx Corp.  (1)                                                              4,700,000       197,870      .54


DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.31%
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                         5,300,000       193,238      .53
AT&T Corp.                                                                    5,600,000       106,624      .29
Qwest Communications International Inc.                                       4,700,000       101,050      .28
Sprint FON Group                                                              1,500,000        35,010      .10
WorldCom, Inc. - WorldCom Group  (1)                                          2,000,000        25,720      .07
Broadview Networks Holdings, Inc., Series E,                                  1,588,972        14,700      .04
 convertible preferred  (1) (2) (4)


BEVERAGES  -  1.11%
Coca-Cola Co.                                                                 2,250,000       109,508      .30
Anheuser-Busch Companies, Inc.                                                2,500,000       107,600      .29
PepsiCo, Inc.                                                                 2,250,000       105,750      .29
Adolph Coors Co., Class B                                                     1,785,000        82,646      .23


INTERNET SOFTWARE & SERVICES  -  0.89%
Yahoo! Inc.  (1)                                                             13,748,100       163,052      .44
Homestore.com, Inc.  (1)                                                      4,100,000        67,937      .19
CNET Networks, Inc.  (1)                                                      4,412,508        40,507      .11
ProAct Technologies Corp., Series C, convertible                              6,500,000        26,000      .07
 preferred  (1) (2) (4)
DoubleClick Inc.  (1)                                                         3,000,000        24,090      .07
Loudcloud, Inc.  (1) (2) (4)                                                 18,400,000         4,125      .01


BANKS  -  0.84%
Bank of America Corp.                                                         2,500,000       153,750      .42
Wells Fargo & Co.                                                             2,000,000        92,020      .25
Charter One Financial, Inc.                                                   2,100,000        61,320      .17


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.70%
Flextronics International Ltd. (Singapore) (1)                                5,490,300       120,457      .33
Jabil Circuit, Inc.  (1)                                                      2,900,000        67,019      .19
Solectron Corp.  (1)                                                          4,884,000        66,422      .18


CONTAINERS & PACKAGING  -  0.53%
Sealed Air Corp.  (1)                                                         4,180,000       167,952      .46
Owens-Illinois, Inc.  (1)                                                     4,500,000        24,885      .07


ELECTRIC UTILITIES  -  0.48%
Edison International (1)                                                     12,750,000       173,528      .48


HEALTH CARE EQUIPMENT & SUPPLIES  -  0.45%
Applera Corp. - Applied Biosystems Group                                      4,115,200       102,921      .28
Becton, Dickinson and Co.                                                     1,000,000        35,930      .10
Medtronic, Inc.                                                                 560,000        25,502      .07


ENERGY EQUIPMENT & SERVICES  -  0.45%
Baker Hughes Inc.                                                             4,300,000       141,642      .39
Schlumberger Ltd. (Netherlands Antilles)                                        462,400        22,658      .06


IT CONSULTING & SERVICES  -  0.37%
Computer Sciences Corp.  (1)                                                  2,140,000        80,464      .22
Acxiom Corp.  (1)                                                             4,293,500        54,699      .15


CHEMICALS  -  0.34%
Dow Chemical Co.                                                              3,000,000       105,180      .29
Millennium Chemicals Inc.                                                     1,425,000        19,152      .05


ROAD & RAIL  -  0.29%
Burlington Northern Santa Fe Corp.                                            3,950,000       107,085      .29


WIRELESS TELECOMMUNICATION SERVICES  -  0.26%
Vodafone Group PLC (United Kingdom)                                          16,290,000        32,563
Vodafone Group PLC (ADR)                                                      1,270,000        25,591      .16
Sprint PCS Group  (1)                                                         1,500,000        37,470      .10


OTHER  -  0.54%
BHP Billiton Ltd. (formerly BHP Ltd.) (Australia)                            12,891,661        63,572      .17
Questar Corp.                                                                 2,075,000        46,978      .13
Walgreen Co.                                                                  1,198,200        41,158      .11
eBay Inc.  (1)                                                                  547,500        30,786      .09
Paypal Inc. (formerly X.com Corp.), Series C,                                 5,400,000        14,850      .04
 convertible preferred  (1) (2) (4)


MISCELLANEOUS  -  4.08%
Other equity securities in initial period                                                   1,490,444     4.08
 of acquisition

TOTAL EQUITY SECURITIES (cost: $28,162,469,000)                                            30,410,125    83.35



                                                                             Principal        Market  Percent
                                                                                Amount         Value   of Net
Short-Term Securities                                                            (000)         (000)   Assets

U.S. Treasuries & Other Federal Agencies -  12.86%
Fannie Mae 3.28%-4.29% due 9/5/2001-2/25/2002                                $1,631,395    $1,621,137     4.44
Freddie Mac 3.30%-4.39% due 9/6/2001-1/31/2002                                1,283,368     1,276,525     3.50
Federal Home Loan Banks 3.34%-6.085% due                                      1,249,949     1,243,873     3.41
 9/5/2001-2/22/2002
United States Treasury Bills 3.30%-3.52%                                        314,400       312,365      .85
 due 10/4-12/20/2001
Federal Farm Credit Bank 3.33%-3.82%                                            134,450       133,741      .37
 due 9/6-11/26/2001
SLM Holding Corp. 3.56%-3.83% due                                               105,000       104,982      .29
 9/20/2001-2/21/2002 (5)

Corporate Short-Term Notes  -  3.95%
Household Finance Corp. 3.74%-3.82%                                              85,000        84,747      .23
 due 9/10-10/10/2001
American Express Credit Corp. 3.54%-3.65%                                        81,700        81,305      .22
 due 10/1-10/30/2001
Preferred Receivables Funding Corp. 3.40%-3.78%                                  75,000        74,839      .21
 due 9/4-11/29/2001 (2)
Monsanto Co. 3.40%-3.80% due 9/12-11/19/2001 (2)                                 75,000        74,602      .20
General Electric Capital Corp. 3.83%-3.92%                                       69,200        68,775      .19
 due 10/5-11/14/2001
Private Export Funding Corp. 3.42%-3.94%                                         67,000        66,502      .18
 due 11/7-12/4/2001 (2)
Verizon Global Funding Corp. 3.41%-3.60%                                         65,000        64,741      .18
 due 9/17-11/2/2001
Minnesota Mining & Manufacturing Co. 3.53%-3.71%                                 62,000        61,759      .17
 due 9/21-10/23/2001
Corporate Asset Funding Co. Inc. 3.43%-3.77%                                     60,500        60,245      .16
 due 9/10-11/20/2001 (2)
Electronic Data Systems Corp. 3.39%-3.42%                                        60,000        59,583      .16
 due 10/24-11/27/2001 (2)
Alcoa Inc. 3.51%-3.64% due 9/10-9/21/2001                                        57,000        56,912      .15
Merck & Co., Inc. 3.55%-3.64% due 9/6-9/11/2001                                  50,000        49,959      .14
J.P. Morgan Chase & Co. 3.47%-3.59%                                              50,000        49,798      .14
 due 9/25-10/22/2001
International Lease Finance Corp. 3.54%                                          50,000        49,778      .14
 due 10/15/2001
Walt Disney Co. 3.82% due 11/9/2001                                              50,000        49,650      .14
Marsh & McLennan Companies 3.82% due 11/16/2001 (2)                              50,000        49,637      .13
BellSouth Corp. 3.38% due 11/20/2001 (2)                                         50,000        49,619      .13
Anheuser-Busch Cos., Inc. 3.70% due 9/27/2001 (2)                                47,000        46,869      .13
Equilon Enterprises LLC 3.41%-3.62%                                              42,581        42,481      .12
 due 9/11-10/16/2001
Wachovia Corp. 3.66% due 9/19/2001                                               40,000        39,922      .11
Knight-Ridder Inc. 3.56% due 10/2/2001                                           40,000        39,873      .11
Marsh USA Inc. 3.74% due 10/5/2001 (2)                                           40,000        39,854      .11
Triple-A One Funding Corp. 3.63% due 9/18/2001 (2)                               28,500        28,448      .08
Gillette Co. 3.84% due 9/4/2001 (2)                                              25,000        24,989      .07
E.I. DuPont de Nemours & Co. 3.62% due 9/21/2001                                 25,000        24,947      .07
General Electric Capital Services Inc. 3.65%                                     25,000        24,919      .07
 due 10/2/2001
E.W. Scripps Co. 3.42%-3.75% due 9/10-11/7/2001 (2)                              25,000        24,893      .07
Kimberly-Clark Corp. 3.54% due 10/25/2001 (2)                                    25,000        24,864      .07
Archer Daniels Midland Co. 3.88% due 11/14/2001                                  25,000        24,823      .07

Non-U.S. Currency  -  0.00%
New Taiwanese Dollar                                                         NT$42,718          1,239      .00


TOTAL SHORT-TERM SECURITIES (cost: $6,131,773,000)                                          6,133,195    16.81


TOTAL INVESTMENT SECURITIES (cost: $34,294,242,000)                                        36,543,320   100.16
Excess of payables over cash and receivables                                                   58,504      .16

NET ASSETS                                                                                $36,484,816  100.00%

(1) Non-income-producing security.
(2) Purchased in a private placement transaction;
    resale may be limited to qualified institutional
     buyers; resale to public may require registration.
(3) The fund owns 5.09% of the outstanding voting security of Idexx Laboratories, Inc. and thus is considered an affiliate as defined under the Investment Company Act of 1940.
(4) Valued under procedures established by the Board of Directors.
(5) Coupon rate may change periodically.

ADR = American Depositary Receipts

See Notes to Financial Statements

Equity securities appearing in the portfolio since February 28, 2001
Agere Systems
Allergan
Amgen
Applied Micro Circuits
Broadcom
Continental Airlines
eBay
EMC
General Electric
Gilead Sciences
i2 Technologies
JDS Uniphase
Maxtor
National Semiconductor
Network Appliance
Novartis
Qwest Communications International
Samsung Electronics
Scios
Sun Microsystems
Telefonos de Mexico
TMP Worldwide
Tyco International

Equity securities eliminated from the portfolio since February 28, 2001
3Com
A. Schulman
Adaptec
Advanced Micro Devices
Affiliated Computer Services
Alexion Pharmaceuticals
ALZA
AT&T Wireless Group
Baltimore Technologies PLC
Biogen
Burlington Resources
Ceridian
Corvis
Dole Food
Fairchild Semiconductor
Genuity
Guidant
Harrah's Entertainment
Intel
iXL Enterprises
Mercury General
Murata Manufacturing
NorthPoint Communications Group
ONI Systems
Pixar
Quantum Corp. -- Hard Disk Drive
Sanmina
SCI Systems
Storage Technology
Syngenta
Terra Networks
Tumbleweed Communications
UnitedGlobalCom
WebMD

The Growth Fund of America
Financial statements

Statement of assets and liabilities
at August 31, 2001                                           (dollars in          thousands)
Assets:
Investment securities at market
 (cost: $34,294,242)                                                             $36,543,320
Cash                                                                                     146
Receivables for -
 Sales of investments                                            $53,598
 Sales of fund's shares                                          123,919
 Dividends and interest                                           14,291             191,808
                                                                                  36,735,274

Liabilities:
Payables for -
 Purchases of investments                                        172,976
 Repurchases of fund's shares                                     43,665
 Management services                                               9,966
 Other expenses                                                   23,851             250,458
Net assets at August 31, 2001                                                    $36,484,816

 Total authorized capital stock -
 2,000,000,000 shares, $0.001
 par value
 Class A shares:
  Net assets                                                                     $34,312,197
  Shares outstanding                                                           1,479,149,476
  Net asset value per share                                                           $23.20
 Class B shares:
  Net assets                                                                      $1,437,280
  Shares outstanding                                                              62,549,655
  Net asset value per share                                                           $22.98
 Class C shares:
  Net assets                                                                        $385,396
  Shares outstanding                                                              16,792,122
  Net asset value per share                                                           $22.95
 Class F shares:
  Net assets                                                                        $349,943
  Shares outstanding                                                              15,092,628
  Net asset value per share                                                           $23.19


Statement of operations
for the year ended August 31, 2001                           (dollars in          thousands)
Investment income:
Income:
 Interest                                                       $311,299
 Dividends                                                       168,097            $479,396

Expenses:
 Management services fee                                         117,924
 Distribution expenses - Class A                                  92,191
 Distribution expenses - Class B                                   9,236
 Distribution expenses - Class C                                     904
 Distribution expenses - Class F                                     177
 Transfer agent fee - Class A                                     42,445
 Transfer agent fee - Class B                                      1,288
 Administrative services fees - Class C                              362
 Administrative services fees - Class F                              176
 Reports to shareholders                                             839
 Registration statement and prospectus                             4,409
 Postage, stationery and supplies                                  5,734
 Directors' fees                                                      91
 Auditing and legal fees                                              69
 Custodian fee                                                     1,186
 Taxes other than federal income tax                                   3
 Other expenses                                                       84             277,118
Net investment income                                                                202,278

Realized gain and unrealized
 depreciation on investments:
Net realized gain                                                                    519,724
Net unrealized depreciation on investment                                        (11,956,287)
 Net realized gain and
  unrealized depreciation on investments                                         (11,436,563)
Net decrease in net assets resulting
 from operations                                                                 (11,234,285)


Statement of changes in net assets                           (dollars in          thousands)
                                                              Year ended
                                                               August 31
                                                                     2001                2000
Operations:
Net investment income                                           $202,278            $176,980
Net realized gain on investments                                 519,724           5,138,742
Net unrealized (depreciation)
 appreciation on investments                                 (11,956,287)          7,010,592
 Net (decrease) increase in net assets
  resulting from operations                                  (11,234,285)         12,326,314
Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
 Class A                                                        (171,331)            (37,243)
 Class B                                                          (1,764)                  -
Distributions from net realized gain
 on investments:
 Class A                                                      (4,839,060)         (2,644,238)
 Class B                                                         (85,701)                  -
  Total dividends and distributions                           (5,097,856)         (2,681,481)

Capital share transactions:
Proceeds from shares sold                                     12,242,560          12,180,471
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain                            4,913,898           2,584,000
 on investments
Cost of shares repurchased                                    (5,434,134)         (3,987,584)
 Net increase in net assets resulting
  from capital share transactions                             11,722,324          10,776,887
Total (decrease) increase in net assets                       (4,609,817)         20,421,720

Net assets:
Beginning of year                                             41,094,633          20,672,913
End of year (including undistributed
 net investment income: $47,027 and $71,158
 respectively)                                               $36,484,816         $41,094,633

See notes to financial statements

            The Growth Fund of America
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Class allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. taxes paid. For the year ended August 31, 2001, non-U.S. taxes paid were $5,259,000.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends and other receivables and payables, on a book basis, were $17,000 for the year ended August 31, 2001

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of August 31, 2001, the cost of investment securities for federal income tax reporting purposes was $34,296,402,000.

Net unrealized appreciation on investments aggregated $2,246,918,000, $6,282,014,000 related to appreciated securities and $4,035,096,000 related to depreciated securities. For the year ended August 31, 2001, the fund realized tax basis net capital gains of $521,298,000. Net gains related to non-U.S. currency transactions of $17,000 were treated as ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $117,924,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated.

The Investment Advisory and Service Agreement for monthly fees accrued daily, based on a series of rates beginning with 0.50% per annum of the first $1 billion of daily net assets decreasing to 0.276% of such assets in excess of $55 billion. For the year ended August 31, 2001, the management services fee was equivalent to an annualized rate of 0.309% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended August 31, 2001, aggregate distribution expenses were limited to $92,191,000, or 0.25% of average daily net assets attributable to Class A shares. As of August 31, 2001, unreimbursed expenses which remain subject to reimbursement totaled $5,630,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended August 31, 2001, aggregate distribution expenses were $9,236,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended August 31, 2001, aggregate distribution expenses were $904,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended August 31, 2001, aggregate distribution expenses were $177,000, or 0.25% of average daily net assets attributable to Class F shares.

As of August 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $18,859,000.

AFD received $28,667,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended August 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $43,733,000 was incurred during the year ended August 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of August 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $3,836,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended August 31, 2001, total fees under the agreement were $538,000. As of August 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $144,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of August 31, 2001, the cumulative amount of these liabilities was $853,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $18,349,917,000 and $11,677,872,000, respectively, during the year ended August 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended August 31, 2001, the custodian fee of $1,186,000 includes $113,000 that was paid by these credits rather than in cash.

For the year ended August 31, 2001, the fund reclassified $53,314,000 from undistributed net investment income and $52,517,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of  August 31, 2001, net assets consisted of the following:

                                                              (dollars in thousands)
Capital paid in on shares of capital stock                               $34,190,881
Undistributed net investment income                                           47,027
Accumulated net realized loss                                                 (2,160)
Net unrealized appreciation                                                2,249,068
Net assets                                                               $36,484,816


Capital share transactions in the fund were as follows:

                                                       Year ended                            Year ended
                                                  August 31, 2001                       August 31, 2000
                                                     Amount (000)            Shares        Amount (000)            Shares
Class A Shares:
  Sold                                              $  10,078,469       365,970,401       $  11,779,150       375,822,583
  Reinvestment of dividends                             4,828,852       178,383,885           2,584,000        95,682,395
  and distributions
  Repurchased                                          (5,331,055)     (197,798,170)         (3,984,053)     (127,934,299)
   Net increase in Class A                              9,576,266       346,556,116          10,379,097       343,570,679
Class B Shares: (1)
  Sold                                                  1,358,061        50,807,747             401,321        11,944,670
                                                           85,046         3,155,713                 -                 -

  Repurchased                                             (83,616)       (3,254,165)             (3,531)         (104,310)
   Net increase in Class B                              1,359,491        50,709,295             397,790        11,840,360
Class C Shares: (2)
  Sold                                                    419,123        17,061,019                 -                 -
  Reinvestment of dividends                                   -                 -                   -                 -
  and distributions
  Repurchased                                              (6,506)         (268,897)                -                 -
   Net increase in Class C                                412,617        16,792,122                 -                 -
Class F Shares: (2)
  Sold                                                    386,907        15,619,217                 -                 -
  Reinvestment of dividends                                   -                 -                   -                 -
  and distributions
  Repurchased                                             (12,957)         (526,589)                -                 -
   Net increase in Class F                                373,950        15,092,628                 -                 -
Total net increase in fund                          $  11,722,324       429,150,161       $  10,776,887       355,411,039

(1) Class B shares were not offered
 before March 15, 2000.
(2) Class C and Class F shares were
 not offered before March 15, 2001.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Growth Fund of America Inc. (the "Fund"), including the investment portfolio, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through August 31, 2000 and the year ended August 31, 2001 for Class B shares, and the period March 15, 2001 through August 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through August 31, 2000 and the year ended August 31, 2001 for Class B shares, and the period March 15, 2001 through August 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Los Angeles, California

October 2, 2001


Tax information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended August 31, 2001, the fund paid a long-term capital gain distribution of $4,924,761,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 73% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (UNAUDITED)
Share results: Class B, Class C and Class F
Average annual compound returns for periods ended September 30, 2001 (the most recent calendar quarter):


CLASS B SHARES

                                             One year         Life of
                                                              class*

Reflecting applicable
contingent deferred
sales charge (CDSC), maximum of 5%,
payable only if shares are sold              -35.56%          -21.94%
Not reflecting CDSC                          -32.64%          -19.67%

CLASS C AND CLASS F SHARES

Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

*From March 15, 2000, when B shares first became available.


Per-share data and ratios

                                                                  Class A
                                                               Year ended
                                                                August 31
                                                                      2001          2000      1999
Net asset value, beginning of year                                 $35.91        $26.20    $17.95

 Income from investment operations :
  Net investment income                                           .15 (1)       .18 (1)       .07

  Net (losses) gains on securities                             (8.62) (1)     12.77 (1)     10.48
 (both realized and unrealized)
   Total from investment operations                                 (8.47)        12.95     10.55

 Less distributions :
  Dividends (from net investment income)                             (.15)         (.04)     (.09)

  Distributions (from capital gains)                                (4.09)        (3.20)    (2.21)

   Total distributions                                              (4.24)        (3.24)    (2.30)

Net asset value, end of year                                       $23.20        $35.91    $26.20

Total return (2)                                                  (25.27)%        53.51%    61.26%

Ratios/supplemental data:

 Net assets, end of year (in millions)                            $34,312       $40,671   $20,673

 Ratio of expenses to average net assets                              .71%          .70%      .70%

 Ratio of net income to average net assets                            .56%          .58%      .28%

                                                               Year ended
                                                                August 31
                                                                      1998          1997
Net asset value, beginning of year                                 $20.14        $15.39

 Income from investment operations :
  Net investment income                                               .10           .13

  Net (losses) gains on securities                                   (.10)         5.59
 (both realized and unrealized)
   Total from investment operations                                   .00          5.72

 Less distributions :
  Dividends (from net investment income)                             (.13)         (.11)

  Distributions (from capital gains)                                (2.06)         (.86)

   Total distributions                                              (2.19)         (.97)

Net asset value, end of year                                       $17.95        $20.14

Total return (2)                                                    (.24)%        38.54%

Ratios/supplemental data:

 Net assets, end of year (in millions)                            $11,798       $11,646

 Ratio of expenses to average net assets                              .70%          .72%

 Ratio of net income to average net assets                            .48%          .73%

                                                                  Class B
                                                                     Year
                                                                    ended   March 15 to
                                                              August 31,     August 31,
                                                                     2001      2000 (3)
Net asset value, beginning of year                                 $35.79        $32.44

 Income from investment operations :
  Net investment (loss) income (1)                                   (.07)            -

  Net (losses) gains on securities                                  (8.56)         3.35
 (both realized and unrealized) (1)
   Total from investment operations                                 (8.63)         3.35

 Less distributions :
  Dividends (from net investment income)                             (.09)            -

  Distributions (from capital gains)                                (4.09)            -

   Total distributions                                              (4.18)          -

Net asset value, end of year                                       $22.98        $35.79

Total return (2)                                                  (25.83)%        10.33%

Ratios/supplemental data:

 Net assets, end of period (in millions)                           $1,437          $424

 Ratio of expenses to average net assets                             1.48%          .66%

 Ratio of net income to average net assets                              -             -


Supplemental data - all classes
                                                                  Class C       Class F

                                                              March 15 to   March 15 to
                                                               August 31,    August 31,
                                                                 2001 (3)      2001 (3)
Net asset value, beginning of year                                 $23.78        $23.92

 Income from investment operations :
  Net investment (loss) income (1)                                   (.08)          .02

  Net (losses) gains on securities                                   (.75)         (.75)
 (both realized and unrealized) (1)
   Total from investment operations                                  (.83)         (.73)

 Less distributions :
  Dividends (from net investment income)                                -             -

  Distributions (from capital gains)                                    -             -

   Total distributions                                                -             -

Net asset value, end of year                                       $22.95        $23.19

Total return (2)                                                   (3.49)%       (3.05)%

Ratios/supplemental data:

 Net assets, end of period (in millions)                             $385          $350

 Ratio of expenses to average net assets                              .80%          .38%

 Ratio of net income to average net assets                              -           .08%

                                                               Year ended
                                                                August 31
                                                                      2001          2000      1999
Portfolio turnover rate                                             35.89%        46.53%    45.61%

                                                                August 31
                                                                      1998          1997
Portfolio turnover rate                                             38.84%        34.10%

1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period
 shown and, accordingly, not representative of a full year (unless otherwise noted).

                                    PART C
                               OTHER INFORMATION
                        THE GROWTH FUND OF AMERICA, INC.

ITEM 23. EXHIBITS

(a) On file (see SEC file nos. 811-862 and 2-14728)
(b) On file (see SEC file nos. 811-862 and 2-14728)
(c) On file (see SEC file nos. 811-862 and 2-14728)
(d) On file (see SEC file nos. 811-862 and 2-14728)
(e-1) On file (see SEC file nos. 811-862 and 2-14728)
(e-2) Form of Selling Group Agreement; form of Banking Selling Group Agreement; form of Omnibus addendum to the Selling Group Agreement (for retirement plan share classes (R shares) only); and form of Institutional Selling Group Agreement
(f) None
(g) On file (see SEC file nos. 811-862 and 2-14728)
(h) On file (see SEC file nos. 811-862 and 2-14728)
(i-1) On file (see SEC file nos. 811-862 and 2-14728)
(i-2) Legal opinion for Classes R-1, R-2, R-3, R-4 and R-5 shares
(j) Consent of Independent Auditors
(k) None
(l) Not applicable to this filing
(m-1) On file (see SEC file nos. 811-862 and 2-14728)
(m-2) Form of Plan of Distribution relating to Class R-1, R-2, R-3 and R-4 shares
(n) On file (see SEC file nos. 811-862 and 2-14728)
(o) None
(p) On file (see SEC file nos. 811-862 and 2-14728)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None

ITEM 25. INDEMNIFICATION

  Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself if not permitted to indemnify the individual.

  The Articles of Incorporation state:

  The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws;
(b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law.

  The By-Laws of the Corporation state:

  Section 5.01. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding in the manner and on the terms provided by, and to the fullest extent authorized by, applicable state law, and shall be indemnified by the Corporation against such expenses, judgments, fines, and amounts in the manner and to the fullest extent required by applicable state law. However, no indemnification may be made under this section in the absence of a judicial or administrative determination absolving the prospective indemnitee of liability to the Corporation or its security holders unless, based upon a review of all material facts, (1) a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the proceeding, or (2) independent legal counsel in a written opinion, concludes that such person was not guilty of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties initiated in the conduct of his office.

  Section 5.02. No expenses incurred by a director, officer, employee, or agent of the Corporation in defending a civil or criminal action, suit, or proceeding to which he is a party may be paid or reimbursed by the Corporation in advance of the final disposition of such action, suit, or proceeding unless:

 (1) One of the following determines, on the basis of the facts then known to it, that there is reason to believe that indemnification would be permissible:

 (a) a majority of a quorum of disinterested non-party directors, or, if such a quorum cannot be obtained, a majority of a committee of two or more disinterested non-party directors duly designated to act in the matter by a majority vote of the full board;

 (b) special legal counsel selected by such a committee or such a quorum of disinterested non-party directors; or

 (c)  the stockholders; and

 (2) the Corporation receives the following from the prospective recipient of the advance:

 (a) a written affirmation of his good faith belief that he met the standard of conduct necessary for indemnification; and

 (b) an undertaking to repay the advance if it is ultimately determined that he is not entitled to indemnification under this Article.

  Section 5.03. The Corporation is authorized to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article. Anything in this Article V to the contrary notwithstanding, however, the Corporation shall not pay for insurance which protects any director or officer against liabilities arising from action involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; provided, that any such insurance may cover any of such categories if it provides only for payment to the Corporation and/or third parties of any damages caused by a director or officer, and also provides that the insurance company would be subrogated to the rights of the Corporation to recover from the director or officer.

  Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940 (the "1940 Act") Releases No. 7221 (June 9,
1972) and No. 11330 (September 4, 1980). In addition, indemnification by the Registrant shall be consistent with the requirements of rule 484 under the Securities Act of 1933. Furthermore, Registrant undertakes to the staff of the Securities and Exchange Commission that the Fund's indemnification provisions quoted above prohibit indemnification for liabilities arising under the Securities Act of 1933 and the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  None

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                         (2)               (3)



       NAME AND PRINCIPAL                      POSITIONS AND OFFICES           POSITIONS AND OFFICES

          BUSINESS ADDRESS                       WITH UNDERWRITER                WITH REGISTRANT



       David L. Abzug                          Vice President                  None

       P.O. Box 2248

       Agoura Hills, CA 91376



       John A. Agar                            Vice President                  None

       P.O. Box 7326

       Little Rock, AR 72217



       Robert B. Aprison                       Vice President                  None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                      Vice President                  None



       Steven L. Barnes                        Senior Vice President           None

       7490 Clubhouse Road

       Suite 100

       Boulder, CO  80301



B      Carl R. Bauer                           Vice President                  None



       Michelle A. Bergeron                    Senior Vice President           None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.                     Regional Vice President         None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                         Senior Vice President           None

       P.O. Box 3529

       148 E. Shore Avenue

       Groton Long Point, CT 06340



       John A. Blanchard                       Vice President                  None

       576 Somerset Lane

       Northfield, IL 60093



       Ian B. Bodell                           Senior Vice President           None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                       Senior Vice President           None

       601 E. Whitestone Blvd.

       Building 6, Suite 115

       Cedar Park, TX 78613



       Alan Brown                              Vice President                  None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                          Vice President                  None



       Cody Callaway                           Regional Vice President         None

       803 South Desert Palm Place

       Broken Arrow, OK 74012



       Matthew C. Carlisle                     Regional Vice President         None

       4500 Fairvista Drive

       Charlotte, NC 28269



       Damian F. Carroll                       Regional Vice President         None

       40 Ten Acre Road

       New Britain, CT 06052



       Brian C. Casey                          Vice President                  None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                       Senior Vice President           None

       609 W. Littleton Blvd., Suite 310

       Littleton, CO  80120



       Christopher J. Cassin                   Senior Vice President           None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                        Vice President                  None

       1301 Stoney Creek Drive

       San Ramon, CA  94583



L      David Charlton                          Senior Vice President           None



L      Larry P. Clemmensen                     Director                        None



L      Kevin G. Clifford                       Director, President and Co-Chief    None

                                               Executive Officer



H      Cheri Coleman                           Assistant Vice President        None



       Ruth M. Collier                         Senior Vice President           None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                         Vice President                  None



       Carlo O. Cordasco                       Regional Vice President         None

       101 Five Forks Lane

       Hampton, VA 23669



       Thomas E. Cournoyer                     Vice President                  None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Joseph G. Cronin                        Regional Vice President         None

       1533 Wilmot Road

       Deerfield, IL 60015



       William F. Daugherty                    Regional Vice President         None

       1216 Highlander Way

       Mechanicsburg, PA 17050



       Guy E. Decker                           Regional Vice President         None

       2990 Topaz Lane

       Carmel, IN 46032



       Daniel J. Delianedis                    Vice President                  None

       Edina Executive Plaza

       5200 Willson Road, Suite 150

       Edina, MN  55424



       James A. DePerno, Jr.                   Regional Vice President         None

       91 Church Street

       East Aurora, NY 14052



L      Bruce L. DePriester                     Senior Vice President           None



       Thomas J. Dickson                       Regional Vice President         None

       108 Wilmington Court

       Southlake, TX 76092



       Michael A. DiLella                      Vice President                  None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                         Senior Vice President           None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                           Senior Vice President           None

       2627 Mission Street

       San Marino, CA  91108



       Peter J. Doran                          Director, Executive Vice        None
                                               President

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                       Secretary                       None



       Michael J. Dullaghan                    Regional Vice President         None

       5040 Plantation Grove Lane

       Roanoke, VA 24012



S      J. Steven Duncan                        Senior Vice President           None



       Robert W. Durbin                        Vice President                  None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                        Senior Vice President           None



       Timothy L. Ellis                        Regional Vice President         None

       1441 Canton Mart Road, Suite 9

       Jackson, MS 39211



       John R. Fodor                           Senior Vice President           None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                         Regional Vice President         None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                        Senior Vice President           None

       Route 2, Box 3162

       Osage Beach, MO  65065



L      Linda S. Gardner                        Assistant Vice President        None



B      Evelyn K. Glassford                     Vice President                  None



       Jack E. Goldin                          Regional Vice President         None

       7995 Northwest 20th Street

       Pembroke Pines, FL 33024



       Jeffrey J. Greiner                      Vice President                  None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                      Director                        None



B      Mariellen Hamann                        Vice President                  None



       Derek S. Hansen                         Regional Vice President         None

       13033 Ridgedale Drive, PMB 147
       Minnetonka, MN 55305



       David E. Harper                         Senior Vice President           None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                         Vice President                  None



       Robert J. Hartig, Jr.                   Regional Vice President         None

       8504 Scenic View Drive, Apt. 103

       Fishers, IN 46038



       Steven J. Hipsley                       Regional Vice President         None

       100 Kaydeross Park Road

       Saratoga Springs, NY 12866



       Ronald R. Hulsey                        Senior Vice President           None

       6202 Llano

       Dallas, TX  75214



       Robert S. Irish                         Vice President                  None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                     Director                        None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                        Senior Vice President           None



       John P. Keating                         Regional Vice President         None

       2285 Eagle Harbor Parkway

       Orange Park, FL 30073



       Dorothy Klock                           Vice President                  None

       555 Madison Avenue, 29th Floor

       New York, NY 10022



       Dianne L. Koske                         Assistant Vice President

       122 Clydesdale Court

       Hampton, VA 23666



       Andrew R. LeBlanc                       Regional Vice President         None

       78 Eton Road

       Garden City, NY 11530



B      Karl A. Lewis                           Vice President                  None



       T. Blake Liberty                        Vice President                  None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                            Regional Vice President         None

       1103 Tulip Tree Lane

       West Des Moines, IA 50266



L      Lorin E. Liesy                          Vice President                  None



I      Kelle Lindenberg                        Assistant Vice President        None



       Louis K. Linquata                       Regional Vice President         None

       5214 Cass Street

       Omaha, NE 68132



LW     Robert W. Lovelace                      Director                        None



       Brendan T. Mahoney                      Regional Vice President         None

       29 Harvard Drive

       Sudbury, MA 01776



       Stephen A. Malbasa                      Director, Senior Vice           None
                                               President

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                        Senior Vice President           None

       5241 South Race Street

       Greenwood Village, CO  80121



L      J. Clifton Massar                       Director, Senior Vice           None
                                               President



       James R. McCrary                        Regional Vice President         None

       28812 Crestridge

       Rancho Palos Verdes, CA 90275



L      Scott F. McIntyre                       Senior Vice President           None



S      John V. McLaughlin                      Senior Vice President           None



       Terry W. McNabb                         Vice President                  None

       2002 Barrett Station Road

       St. Louis, MO  63131



       Scott M. Meade                          Regional Vice President         None

       P.O. Box 122

       Rye Beach, NH 03871



       Monty L. Moncrief                       Regional Vice President         None

       55 Chandler Creek Court

       The Woodlands, TX 77381



       William E. Noe                          Vice President                  None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                          Vice President                  None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                           Vice President                  None

       62 Park Drive

       Glenview, IL  60025



       Jeffrey A. Olson                        Regional Vice President         None

       930 S. Cowley Street, #305

       Spokane, WA 99202



       Gary A. Peace                           Regional Vice President         None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                         Regional Vice President         None

       4730 East Indian School Road

       Suite 120

       Phoenix, AZ 85018



       David K. Petzke                         Regional Vice President         None

       4016 Saint Lucia Street

       Boulder, CO 80301



       Fredric Phillips                        Senior Vice President           None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                     Assistant Vice President        None



       Carl S. Platou                          Vice President                  None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



S      Richard P. Prior                        Vice President                  None



       Mark S. Reischmann                      Regional Vice President         None

       5485 East Mineral Lane

       Littleton, CO 80122



       Steven J. Reitman                       Senior Vice President           None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                        Vice President                  None

       418 S. Royal Street

       Alexandria, VA 22314



L      Julie D. Roth                           Vice President                  None



L      James F. Rothenberg                     Director                        Chairman of the Board



       Douglas F. Rowe                         Vice President                  None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                    Vice President                  None

       10538 Cheviot Drive

       Los Angeles, CA  90064



H      Steve Rubin                             Assistant Vice President        None



       Dean B. Rydquist                        Senior Vice President           None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                       Senior Vice President           None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Paul V. Santoro                         Regional Vice President         None

       17 Willow Street

       Boston, MA 02108



       Joseph D. Scarpitti                     Vice President                  None

       31465 St. Andrews

       Westlake, OH  44145



       Shannon D. Schofield                    Regional Vice President         None

       201 McIver Street

       Greenville, SC 29601



S      Sherrie Senft                           Vice President                  None



L      R. Michael Shanahan                     Director                        None



       Brad Short                              Regional Vice President         None

       1601 Seal Way

       Seal Beach, CA 90740



       David W. Short                          Chairman of the Board and       None

       1000 RIDC Plaza, Suite 212              Co-Chief Executive Officer

       Pittsburgh, PA 15238



       William P. Simon                        Senior Vice President           None

       912 Castlehill Lane

       Devon, PA 19333



       Jerry L. Slater                         Regional Vice President         None

       4152 42nd Avenue, NE

       Seattle, WA 98105



       Rodney G. Smith                         Senior Vice President           None

       100 N. Central Expressway

       Suite 1214

       Richardson, TX  75080



       Anthony L. Soave                        Regional Vice President         None

       5397 W. Rosebud Court, S.E.

       Kentwood, MI 49512



L      Therese L. Soullier                     Assistant Vice President        None



       Nicholas D. Spadaccini                  Vice President                  None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                    Assistant Vice President        None



       Daniel S. Spradling                     Senior Vice President           None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



B      Raymond Stein                           Assistant Vice President        None



LW     Eric H. Stern                           Director                        None



       Brad Stillwagon                         Regional Vice President         None

       2438 Broadmeade Road

       Louisville, KY 40205



       Thomas A. Stout                         Vice President                  None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                       Vice President                  None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                    Senior Vice President           None

       3021 Kensington Trace

       Tarpon Springs, FL 34689



L      Lisa F. Swaiman                         Vice President                  None



L      Drew W. Taylor                          Vice President                  None



       Gary J. Thoma                           Regional Vice President         None

       21 White Cloud

       HCR 1 Box 172-A

       Keshena, WI 54135



       Cynthia M. Thompson                     Regional Vice President         None

       4 Franklin Way

       Ladera Ranch, CA 92694



L      James P. Toomey                         Vice President                  None



I      Christopher E. Trede                    Vice President                  None



       George F. Truesdail                     Senior Vice President           None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                    Vice President                  None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                          Regional Vice President         None

       39 Old Course Drive

       Newport Beach, CA 92660



       Gerald J. Voss                          Regional Vice President         None

       The Pines at Four Hills

       3900 S. Southeastern Ave., #304

       Sioux Falls, SD 57103



       Thomas E. Warren                        Vice President                  None

       7347 Turnstone Road

       Sarasota, FL  34242



L      J. Kelly Webb                           Senior Vice President,          None

                                               Treasurer and Controller



       Gregory J. Weimer                       Vice President                  None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                        Director                        None



SF     Gregory W. Wendt                        Director                        None



       George J. Wenzel                        Regional Vice President         None

       251 Barden Road

       Bloomfield Hills, MI 48304



H      J. D. Wiedmaier                         Assistant Vice President        None



SF     N. Dexter Williams, Jr.                 Senior Vice President           None



       Timothy J. Wilson                       Vice President                  None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                       Vice President                  None



H      Marshall D. Wingo                       Director, Senior Vice           None
                                               President



L      Robert L. Winston                       Director, Senior Vice           None
                                               President



       William R. Yost                         Senior Vice President           None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Jonathan A. Young                       Regional Vice President         None

       329 Downing Drive

       Chesapeake, VA 23322



       Scott D. Zambon                         Regional Vice President         None

       2178 Piper Lane

       Tustin, CA  92782


__________

L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071 and/or 135 South State College Boulevard, Brea, California 92821.

  Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 n/a



                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 10th day of May, 2002.

      THE GROWTH FUND OF AMERICA, INC.
      By /s/ Patrick F. Quan
       Patrick F. Quan, Secretary

ATTEST:
/s/ Melem Eday
Melem Eday

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on May 10, 2002 by the following persons in the capacities indicated.

          Signature                                      Title



(1)       Principal Executive Officer:

          /s/ James E. Drasdo                            President and Director

          (James E. Drasdo)



(2)       Principal Financial Officer
          and Principal Accounting Officer:

          /s/ Sheryl F. Johnson                          Treasurer

          (Sheryl F. Johnson)

(3)       Directors:

          Guilford C. Babcock*                           Director

          Robert A. Fox*                                 Director

          Leonade D. Jones*                              Director

          John G. McDonald*                              Director

          Gail L. Neale*                                 Director

          Henry E. Riggs*                                Director

          /s/ James F. Rothenberg                        Chairman of the Board

          (James F. Rothenberg)

          Patricia K. Woolf*                             Director





*By      /s/ Patrick F. Quan

         Patrick F. Quan, Attorney-in-Fact


 Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).
      /s/ Kristine M. Nishiyama
      Kristine M. Nishiyama, Counsel